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                                                                     Exhibit 4.4

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 5, 2002, among QUALITY DISTRIBUTION, INC. (f/k/a MTL, Inc.), a Florida corporation (the "U.S. Borrower"), LEVY TRANSPORT LTD./LEVY TRANSPORT LTEE, a Quebec company and a Wholly-Owned Subsidiary of the U.S. Borrower (the "Canadian Borrower"), the various Subsidiaries of the U.S. Borrower party to the U.S. Subsidiaries Guaranty referred to below (collectively, the "U.S. Subsidiary Guarantors"), various Banks party to the Credit Agreement referred to below and CREDIT SUISSE FIRST BOSTON, as Administrative Agent (in such capacity, the "Administrative Agent") under the Credit Agreement. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :


         WHEREAS, the U.S. Borrower, the Canadian Borrower, the Banks, Lasalle Bank National Association, The Bank of Nova Scotia, PB Capital Corp. (f/k/a BHF-Bank Aktiengesellschaft), Bank Austria Creditanstalt Corporate Finance, Inc. (f/k/a Creditanstalt Corporate Finance, Inc.) and Royal Bank of Canada, as Co-Agents, Salomon Brothers Holding Company, Inc., as Documentation Agent, Bankers Trust Company, as Syndication Agent, and the Administrative Agent are parties to a Credit Agreement, dated as of June 9, 1998 and amended and restated as of August 28, 1998 (as so amended and restated and as the same has been further amended, modified and/or supplemented through but not including the date hereof, the "Credit Agreement");

         WHEREAS, the U.S. Subsidiary Guarantors and the Administrative Agent are parties to a Subsidiaries Guaranty, dated as of June 9, 1998 and amended and restated as of August 28, 1998 (as so amended and restated, the "U.S. Subsidiaries Guaranty"); and

         WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend or otherwise modify certain provisions of the Credit Agreement, and the U.S. Subsidiary Guarantors wish to make certain acknowledgements with respect to the Credit Agreement, in each case as herein provided;

         NOW, THEREFORE, it is agreed:

I. Amendments to Credit Agreement and Selected Exhibits thereto.

         1. The first paragraph of the Credit Agreement is hereby amended by deleting the text "(the "U.S. Borrower")" appearing in said paragraph and inserting the text "("Holdings")" in lieu thereof and (ii) deleting the text "the U.S. Borrower" appearing in said paragraph and inserting the word "Holdings" in lieu thereof.

         2. Each reference to "the U.S. Borrower" appearing in the recitals to the Credit Agreement and the first two references to "the U.S. Borrower" appearing in Section 1.01(a) are hereby deleted and replaced with the word "Holdings".
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         3. The Banks and the Credit Agreement Parties (as defined below) hereby agree that on and after the Qualified Exchange Transaction Date (as defined below) the restrictions set forth in Section 2, Part I of the Fourth Amendment shall no longer be applicable and shall cease to have any force or effect.

         4. The first reference to "the U.S. Borrower" appearing in each of Sections 1.01(e), 1.01(f) and 1.01(g) of the Credit Agreement is hereby deleted and replaced with the word "Holdings".

         5. Section 1.03(a) of the Credit Agreement is hereby amended by deleting the text "Tranche, D" appearing in said Section and inserting the text ", Tranche D" in lieu thereof.

         6. Section 2.01 of the Credit Agreement is hereby amended by (i) inserting the text "or Holdings (if not the U.S. Borrower)" immediately after the first reference to the "U.S. Borrower" appearing in clause (a) of said Section, (ii) deleting the amount "$25,000,000" appearing in clause (c) of said Section and inserting the amount "$35,000,000" in lieu thereof and (iii) inserting the following new clause (f) at the end of said Section:

                  "(f) Notwithstanding anything to the contrary on the face of any Letter of Credit outstanding after the Qualified Exchange Transaction Date which indicates that Holdings is the account party thereunder, it is understood and agreed that the U.S. Borrower shall be (and shall be treated as) the account party thereunder for all purposes of the Credit Documents.".

         7. Section 2.02(a) of the Credit Agreement is hereby amended by inserting the text "or Holdings (if not the U.S. Borrower)" immediately after the text "Whenever the U.S. Borrower" appearing in said Section.

         8. Section 4.01 of the Credit Agreement is hereby amended by (i) deleting each reference to "Authorized Officer of the U.S. Borrower" appearing in said Section and inserting the text "Authorized Officer of Holdings" in lieu thereof and (ii) deleting the text "U.S. Borrower" appearing in clause (i) of said Section and inserting the text "Holdings" in lieu thereof.

         9. Sections 4.02(c), (d), (e), (f) and (h) of the Credit Agreement are hereby amended by deleting the text "the U.S. Borrower" in each place it appears in said Sections and inserting the text "Holdings" in lieu thereof.

         10. Section 4.02(d) of the Credit Agreement is hereby further amended by inserting the text "(other than PIK Preferred Stock issued pursuant to the Tranche D Term Loan Exchange, to the extent same may (or may be deemed to) constitute Qualified Preferred Stock)" immediately after the text "Qualified Preferred Stock" appearing in said Section.

         11. Section 4.02(e) of the Credit Agreement is hereby further amended by (i) inserting the text "(other than PIK Preferred Stock issued pursuant to the Tranche D Term Loan Exchange, to the extent same may (or may be deemed to) constitute Qualified Preferred Stock)" immediately after the first reference to "Qualified Preferred Stock" appearing in said Section, (ii) deleting the text "U.S. Borrower Common Stock" in each place it appears in said Section and


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inserting the text "Holdings Common Stock" in lieu thereof and (iii) deleting clause (y) appearing in the second parenthetical in said Section in its entirety and inserting the following new clause (y) in lieu thereof:

         "(y) so long as no Default or Event of Default is then in existence, any issuance of Holdings Common Stock or Qualified Preferred Stock after the consummation of the Exchange Transaction to the extent the proceeds therefrom are used to repurchase and/or redeem Senior Subordinated Notes (and, on and after the issuance thereof, Senior Subordinated Secured Notes and Senior Secured Notes) in accordance with the requirements of subclause (y) of the proviso appearing in Section 9.12(ii)".

         12. Section 4.02(h) of the Credit Agreement is hereby amended by inserting the following text immediately before the period at the end of the first sentence appearing in said Section:

         "; provided that with respect to (and only with respect to) any cash proceeds received from the issuance of PIK Preferred Stock in connection with the Tranche D Term Loan Exchange and required to be applied pursuant to Section 4.02(d) in accordance with this Section 4.02(h), such proceeds shall be applied to repay outstanding principal of Tranche D Term Loans".

         13. Section 4.04(a) of the Credit Agreement is hereby amended by (i) deleting the first sentence of said Section in its entirety and inserting the sentence "All payments made by any Credit Agreement Party hereunder (including, in the case of the U.S. Borrower and Holdings (if not the U.S. Borrower), in their capacity as Guarantors pursuant to Sections 14 and 16, as applicable) or under any Note will be made without setoff, counterclaim or other defense." and
(ii) deleting each reference to the word "Borrower" appearing elsewhere in said Section and inserting the text "Credit Agreement Party" in lieu thereof.

         14. Sections 5.02, 5.03, 5.04, 5.08, 5.09, 5.10, 5.12, 5.14, 5.15, 5.17
and 5.18 (and all subsections thereof, if any) of the Credit Agreement are hereby amended by deleting each reference to the text "the U.S. Borrower" appearing in said Sections and inserting the text "Holdings" in lieu thereof.

         15. Section 5.08 of the Credit Agreement is hereby further amended by
(i) deleting the text "Seller PIK Preferred Stock" appearing in clause (b) of said Section and inserting the text "PIK Preferred Stock" in lieu thereof, (ii) deleting the text "Apollo PIK Preferred Stock" appearing in clause (b) of said Section and inserting the text "PIK Preferred Stock" in lieu thereof and (iii) deleting the text "U.S. Borrower Common Stock" appearing in clause (b) of said Section and inserting the text "Holdings Common Stock" in lieu thereof.

         16. Section 6 of the Credit Agreement is hereby amended by deleting the text "Borrower" appearing in the last paragraph of said Section and inserting the text "Credit Agreement Party" in lieu thereof.

         17. The preamble to Section 7 of the Credit Agreement is hereby amended by


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deleting each reference to the text "Borrower" appearing therein and inserting the text "Credit Agreement Party" in lieu thereof.

         18. Sections 7.01 and 7.04 of the Credit Agreement are hereby amended by deleting the text "Borrower" in each place it appears in said Sections and inserting the text "Credit Agreement Party" in lieu thereof.

         19. Sections 7.07, 7.08, 7.09, 7.10 and 7.12 of the Credit Agreement are hereby amended by deleting each reference to the text "the U.S. Borrower" appearing in said Sections (including any subsections thereof) and inserting the text "Holdings" in lieu thereof.

         20. Section 7.11 of the Credit Agreement is hereby amended by deleting the text "Canadian Security Documents" appearing in said Section and inserting the text "Security Documents other than U.S. Security Documents" in lieu thereof.

         21. Section 7.12 of the Credit Agreement is hereby further amended by
(i) deleting each reference to the text "each Borrower" appearing in said Section and inserting the text "each Credit Agreement Party" in lieu thereof and
(ii) deleting the text "any Borrower" appearing in said Section and inserting the text "Holdings" in lieu thereof.

         22. Section 7.13 of the Credit Agreement is hereby amended by (i) deleting clauses (x) and (y) appearing in the first sentence of said Section and inserting the text "350,000 of which shares shall be PIK Preferred Stock, of which 105,000 shares shall be issued to Apollo and outstanding and of which 50,000 shares shall be issued to the Seller and outstanding" in lieu thereof,
(ii) deleting each reference to "the U.S. Borrower" appearing in said Section and inserting the text "Holdings" in lieu thereof and (iii) deleting the text "U.S. Borrower Common Stock" appearing in said Section and inserting the text "Holdings Common Stock" in lieu thereof.

         23. Sections 7.14, 7.15, 7.16, 7.17, 7.18, 7.19, 7.20, 7.21, 7.24 and
7.27 of the Credit Agreement are hereby amended by deleting each reference to the text "the U.S. Borrower" and "the U.S. Borrower's" appearing in said Sections and inserting the text "Holdings" and "Holdings'", respectively, in lieu thereof.

         24. Section 7.25 of the Credit Agreement is hereby amended by (i) inserting the text "(a)" immediately prior to the text "CLC Acquisition Corp. was" appearing in said Section and (ii) inserting the following new clauses (b) and (c) at the end of said Section:

                  "(b) From and after the Qualified Exchange Transaction Date, Holdings has no significant assets (other than the capital stock of the U.S. Borrower) or liabilities (other than under this Agreement and the other Documents to which it is a party and those liabilities permitted to be incurred by Holdings pursuant to Section 9.01(d)).

                  (c) QDI LLC will be formed to effect the Exchange Transaction (unless the Exchange Transaction takes the form of the Minority Noteholders Senior Subordinated Notes Exchange Transaction). After the formation of QDI LLC and prior to the consummation of the Exchange Transaction, QDI LLC had no


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         significant assets or liabilities (other than those liabilities under the Exchange Transaction Documents to which it is a party).".

         25. Section 7.26 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the new Section 7.26 in lieu thereof:

                  "7.26 Subordination, etc. (a) The subordination provisions contained in the Senior Subordinated Note Documents are (and, on and after the execution and delivery thereof, in any Holdings PIK Notes Documents or any agreements or instruments relating to Convertible Subordinated Notes, Shareholder Subordinated Notes, Permitted Subordinated Indebtedness and Permitted Holdings Subordinated Refinancing Indebtedness, will be) enforceable against Holdings, the other U.S. Credit Parties party thereto and the holders of the Senior Subordinated Notes (or the Holdings PIK Notes, Convertible Subordinated Notes, Shareholder Subordinated Notes, Permitted Subordinated Indebtedness or Permitted Holdings Subordinated Refinancing Indebtedness, as the case may be), except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law), and all Obligations (or, if the Qualified Exchange Transaction Date has occurred, Guaranteed Obligations) of Holdings hereunder and all other obligations of the Credit Parties under the Credit Documents (including pursuant to the Guaranties) are within the definitions of "Senior Debt" or "Guarantor Senior Debt", as applicable, and "Designated Senior Debt" included in such subordination provisions.

                  (b) On and after the execution and delivery thereof, the subordination provisions contained in the Senior Subordinated Secured Notes Documents and any agreements or instruments relating to Permitted QDI LLC Subordinated Refinancing Indebtedness will be enforceable against QDI LLC, the U.S. Subsidiary Guarantors party thereto and the holders of the Senior Subordinated Secured Notes or the Permitted QDI LLC Subordinated Refinancing Indebtedness, as the case may be, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law), and all Obligations hereunder and all obligations of the Credit Parties under the other Credit Documents (including pursuant to the Subsidiaries Guaranties but excluding obligations (and guarantee obligations) with respect to the Senior Subordinated Secured Notes included pursuant to the Security Documents) are within the definitions of "Senior Debt" or "Guarantor Senior Debt", as applicable, and "Designated Senior Debt" included in such subordination provisions.

                  (c) On and after the date of any issuance of Senior Secured Notes pursuant to the Exchange Transaction, all Obligations of Holdings hereunder and all obligations of the Credit Parties under the other Credit Documents (including pursuant to the Subsidiaries Guaranties but excluding obligations (and guarantee obligations) with respect to the Senior Secured Notes included pursuant to the Security Documents) are within the definition of "Pari Passu Debt" or "Guarantor Pari Passu Debt", as applicable, included in


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
         the Senior Secured Notes Indenture.".

         26. Section 7 of the Credit Agreement is hereby further modified by adding new Section 7.28 at the end of said Section 7:

                  "7.28 Special Tax Representation Relating to the Exchange Transaction. As at December 31, 2001, Holdings and its Subsidiaries had net operating loss carryforwards equal to at least $85,000,000.".

         27. The preamble to Section 8 of the Credit Agreement is hereby amended by deleting the text "Borrower" appearing therein and inserting the text "Credit Agreement Party" in lieu thereof.

         28. Sections 8.01(a), (b), (c), (d), (e), (f), (g), (h), (i), (k) and
(l) of the Credit Agreement are hereby amended by deleting each reference to the text "The U.S. Borrower" and "the U.S. Borrower" appearing in said Sections and inserting the text "Holdings" in lieu thereof.

         29. Section 8.01(d) of the Credit Agreement is hereby further amended by deleting the text "9.17" appearing in said Section and inserting the text "(at all times prior to the Qualified Exchange Transaction Date) 9.17" in lieu thereof.

         30. Section 8.01(e) of the Credit Agreement is hereby further amended by deleting the text "any Borrower" and "the respective Borrower or Borrowers" appearing in said Section and inserting the text "any Credit Agreement Party" and "the respective Credit Agreement Party", respectively, in lieu thereof.

         31. Section 8.01(k) of the Credit Agreement is hereby amended by deleting the text "PIK Preferred Stock and, in the case of CLC, the CLC Preferred Stock) or of the Senior Subordinated Notes, the CLC Senior Notes or any Permitted Debt" appearing in said Section and inserting the text "PIK Preferred Stock or Qualified Preferred Stock and, in the case of CLC, the CLC Preferred Stock) or of the Senior Subordinated Notes, the CLC Senior Notes or, on and after the issuance or incurrence thereof, any Senior Secured Notes, any Senior Subordinated Secured Notes, any Holdings PIK Note or any Permitted Debt" in lieu thereof.

         32. Section 8.01(l) of the Credit Agreement is hereby further amended by deleting the text "ending during the Leverage Covenant Modification Period (unless prior to such fiscal month the Borrower shall have demonstrated compliance with a Total Leverage Ratio of less than 4.00 to 1.00 (as set forth in an officer's certificate delivered pursuant to Section 8.01(d))" appearing in said Section in its entirety.

         33. Section 8.02 of the Credit Agreement is hereby amended by (i) deleting the text "the Borrowers" appearing in said Section and inserting the text "the Credit Agreement Parties" in lieu thereof and (ii) after giving effect to the amendment in preceding clause (i), deleting each reference to the text "Borrower" appearing in said Section and inserting the text "Credit Agreement Party" in lieu thereof.

         34. Sections 8.03(a), (b) and (c) of the Credit Agreement are hereby amended


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by (i) deleting the text "the U.S. Borrower" appearing in said Section and inserting the text "Holdings" in lieu thereof and (ii) after giving effect to the amendment in preceding clause (i), deleting each reference to the text "Borrower" appearing in said Sections and inserting the text "Credit Agreement Party" in lieu thereof.

         35. Sections 8.04, 8.05, 8.06 and 8.07 of the Credit Agreement are hereby amended by deleting each reference to the text "Borrower" appearing in said Sections (including any subsections thereof) and inserting the text "Credit Agreement Party" in lieu thereof.

         36. Section 8.08 of the Credit Agreement is hereby amended by deleting each reference to the text "the U.S. Borrower" appearing in said Section and inserting the text "Holdings" in lieu thereof.

         37. Sections 8.09, 8.10 and 8.11(a) and (b) of the Credit Agreement are hereby amended by deleting each reference to the text "Borrower" appearing in said Sections and inserting the text "Credit Agreement Party" in lieu thereof.

         38. Section 8.11 of the Credit Agreement is hereby further amended by
(i) inserting the text "(or if so covered, are not subject to valid and enforceable perfected security interests, hypothecations or mortgages on the terms specified in the immediately succeeding sentence)" immediately after the text "as are not covered by such original Security Documents" appearing in the first sentence of clause (a) of said Section, (ii) deleting clause (c) of said
Section in its entirety, (iii) redesignating clause (d) of said Section as clause (h) of said Section and (iv) inserting the following new clauses (c),
(d), (e), (f) and (g) immediately after clause (b) of said Section:

                  "(c) The Administrative Agent or the Required Banks may at any time after the consummation of the Exchange Transaction request that one or more Subsidiaries of Holdings organized under the laws of one or more jurisdictions which are not Qualified Jurisdictions become Additional Foreign Subsidiary Guarantors, in which case the Credit Agreement Parties shall cause each such Subsidiary which has been specifically requested to become a Subsidiary Guarantor to execute and deliver an Additional Foreign Subsidiaries Guaranty (in the form contemplated by the definition thereof) and Additional Foreign Security Agreement(s) (in the form or forms contemplated by the definition thereof) and, in each case, to take all reasonable actions in connection therewith as would otherwise have been required to be taken pursuant to Section 5 if such Subsidiary had been a Credit Party on the Initial Borrowing Date, provided that no Subsidiary of Holdings shall be required to take such actions if, and to the extent that, based upon written advice of local counsel satisfactory to the Administrative Agent, Holdings and/or such Subsidiary concludes that the taking of such actions would violate the laws of the jurisdiction in which the respective Subsidiary is organized, provided further, that if steps (such as limiting the amount guaranteed) can be taken so that such violation would not exist, then if requested by the Administrative Agent or the Required Banks, the respective Subsidiary shall enter into a modified Additional Foreign Subsidiaries Guaranty or Additional Foreign Security Agreement(s), as the case may be, which provides, to the maximum extent permissible under applicable law, as many of the benefits as are provided


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
         pursuant to the U.S. Subsidiaries Guaranty or as are contemplated by the definition of Additional Foreign Security Agreement, as the case may be, as is possible.

                  (d) Each Credit Agreement Party will cause each Subsidiary of Holdings which is required to become an Additional Foreign Subsidiary Guarantor in accordance with the requirements of preceding clause (c), at their own expense, to execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in any appropriate governmental office, any document or instrument reasonably deemed by the Collateral Agent to be necessary or desirable for the creation and perfection of the Liens on its assets intended to be created pursuant to the relevant Security Documents. Each Credit Agreement Party will take, and cause each Subsidiary described above in this clause (d) to take, all actions reasonably requested by the Administrative Agent (including, without limitation, the filing of UCC-1's (or the appropriate equivalent filings under the laws of any relevant foreign jurisdiction), the furnishing of legal opinions, etc.) in connection with the granting of such security interests.

                  (e) At any time that the U.S. Borrower or any U.S. Subsidiary Guarantor which is not already party to a Canadian Security Agreement and a Canadian Movable Hypothec (of the type required to be entered into by certain U.S. Subsidiary Guarantors on the Restatement Effective
         Date) commences business operations in Canada or any province thereof, such U.S. Credit Party shall execute and deliver a counterpart of the Canadian Security Agreement and the Canadian Movable Hypothec (of the relevant type) and take all such other actions pursuant to Section 8.11(b) as may be requested by the Collateral Agent.

                  (f) Each Credit Agreement Party agrees that each action required above by this Section 8.11 shall be completed as soon as possible, but in no event later than 90 days (or, after the consummation of the Exchange Transaction, 60 days) after such action is either requested to be taken by the Administrative Agent, the Collateral Agent or the Required Banks or required to be taken by the Credit Agreement Parties and their respective Subsidiaries pursuant to the terms of this Section 8.11; provided that in no event will any Credit Agreement Party or any of its Subsidiaries be required to take any action, other than using its commercially reasonable efforts, to obtain consents from third parties with respect to its compliance with this Section 8.11.

                  (g) Notwithstanding anything to the contrary contained above or elsewhere in this Agreement, except as may be specifically requested from time to time pursuant to Section 8.11(c), no Subsidiary of Holdings organized under the laws of a Non-Qualified Jurisdiction shall execute and deliver any Subsidiaries Guaranty, or become a Subsidiary Guarantor, unless the Administrative Agent or the Required Banks agree thereto (after evaluating the nature of the guaranty to be provided, any limitations on the amount guaranteed and the enforceability thereof, in each case in conjunction with advice of local counsel acceptable to the Administrative Agent or Required Banks).".

         39. Section 8.12 of the Credit Agreement is hereby amended by inserting the text "at any time prior to the consummation of the Exchange Transaction (and, if same has not


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been consummated by September 30, 2002, at all times after such date)"
immediately after the text "official pronouncements issued or promulgated thereunder" appearing in said Section.

         40. Notwithstanding anything to the contrary contained in Sections 8.14, 9.02(h) and 9.05(j) of the Credit Agreement, at all times on and after the Fifth Amendment Effective Date and prior to the earlier to occur of (x) the Original Financial Covenants Compliance Date (as defined in the Fourth Amendment) and (y) the Qualified Exchange Transaction Date, neither Holdings nor any of its Subsidiaries shall be permitted to consummate any Permitted Acquisition without the express written consent of the Required Banks. The Banks and the Borrowers understand and agree that this Part I, Section 40 shall supersede and replace in all respects Section 17, Part I of the Fourth Amendment (which such Section shall cease to have any force or effect).


         41. Section 8.14(a) of the Credit Agreement is hereby amended by (i) deleting clause (v) of said Section in its entirety and inserting the following new clause (v) in lieu thereof:

                  "(v) calculations are made by the U.S. Borrower demonstrating compliance with an Adjusted Senior Leverage Ratio not to exceed (x) at any time prior to the Qualified Exchange Transaction Date, 3.75:1.0 on the last day of the relevant Calculation Period, on a Pro Forma Basis as if the respective Permitted Acquisition (as well as all other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period and (y) at any time on or after the Qualified Exchange Transaction Date, 4.00:1.0 on the last day of the relevant Calculation Period, on a Pro Forma Basis (for this purpose, however, without giving effect to the respective Permitted Acquisition but after giving effect to all other Permitted Acquisitions (if any) theretofore consummated after the first day of such Calculation Period), as if such other Permitted Acquisitions had occurred on the first day of such Calculation Period;",

(ii) deleting the word "and" appearing immediately prior to the text "(ix) the U.S. Borrower" appearing in said Section, (iii) deleting clause (ix) appearing in said Section in its entirety and inserting the following new text in lieu thereof:

         "; (ix) the aggregate amount of cash (and Cash Equivalents) payable in connection with the proposed Permitted Acquisition (including, without limitation, payments of fees and costs and expenses and all contingent cash purchase price or other earnout obligations of Holdings and its Subsidiaries incurred in connection therewith (as determined in good faith by the U.S. Borrower and the Administrative Agent)) does not exceed $15,000,000; and (x) the U.S. Borrower shall have delivered to the Administrative Agent an officer's certificate executed by an Authorized Officer of the U.S. Borrower, certifying to the best of his knowledge, compliance with the requirements of preceding clauses (i) through (vi), inclusive, (viii) and (ix) and containing the calculations required by the preceding clauses (iii), (iv), (v), (viii) and (ix);"

and (iv) deleting the text "clause (ix)" appearing in the proviso at the end of said Section and inserting the text "clause (x)" in lieu thereof.


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
         42. Section 8.14(b) of the Credit Agreement is hereby amended by deleting the text "the relevant Pledge Agreement in accordance with the requirements of Section 9.15" appearing in said Section and inserting the text "the relevant Pledge Agreement or other Security Document in accordance with the requirements of Sections 8.11 and 9.15" in lieu thereof.

         43. Section 8.15 of the Credit Agreement is hereby amended by (i) inserting the text "(a)" immediately after the text "Maintenance of Company Separateness." appearing in said Section and (ii) inserting the following new clause (b) at the end of said Section:

                  "(b) Neither Holdings nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the assets and liabilities of any Credit Party being substantively consolidated with those of any Non-Guarantor Subsidiary in a bankruptcy, reorganization or other insolvency proceeding. Holdings shall not permit any cash of any Non-Guarantor Subsidiary and any Credit Party to be commingled in any bank account.".

         44. Sections 8.15(a) (as amended by the preceding Section of this Amendment) and 8.16 of the Credit Agreement are hereby amended by deleting each reference to the text "Borrower" appearing in said Sections and inserting the text "Credit Agreement Party" in lieu thereof.

         45. Section 8.19 of the Credit Agreement is hereby amended by deleting the text "Borrowers" appearing in said Section and inserting the text "Credit Agreement Parties" in lieu thereof.

         46. Section 8 of the Credit Agreement is hereby amended by inserting the following new Sections 8.20 and 8.21 at the end of said Section:

                  "8.20 Exchange Transaction. (a) If Holdings elects to consummate the Exchange Transaction, same shall have been consummated no later than September 30, 2002. At the time of consummation thereof, each element of the Exchange Transaction shall be consummated in all material respects in accordance with the requirements of the definition of Exchange Transaction (and the component definitions appearing therein), the terms of the relevant Exchange Transaction Documents therefor and all applicable laws. At the time of consummation of each element of the Exchange Transaction, all material consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate each such element of the Exchange Transaction in accordance with the requirements of the definition of Exchange Transaction (and the component definitions appearing therein), the terms of the relevant Exchange Transaction Documents therefor and all applicable laws shall be (or have been) obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained). Additionally, at the time of the consummation of each element of the Exchange Transaction, there shall not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon any element of the Exchange Transaction, the occurrence of any Credit Event, or the performance by Holdings and its Subsidiaries of their respective obligations under the Exchange Transaction Documents therefor and in accordance with all applicable laws. The consummation of the Exchange Transaction shall be deemed to be a representation and warranty by Holdings that all conditions thereto specified in this
         Section 8.20 have been satisfied in all material respects and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 6 and 10.

                  (b) On or prior to the date of the consummation of the Exchange Transaction:

                  (i) in the event the Exchange Transaction to be so consummated is a Qualified Exchange Transaction, Holdings and QDI LLC shall have duly authorized, executed and delivered an Assignment, Assumption and Contribution Agreement in the form of Exhibit P hereto (as amended, modified, restated and/or supplemented from time to time, the "Assignment, Assumption and Contribution Agreement), and the Assignment, Assumption and Contribution Agreement shall be in full force and effect;

                  (ii) immediately after giving effect to any actions required to be taken pursuant to preceding clause (i), each Borrower and each Guarantor shall have duly authorized, executed and delivered each of the new Credit Documents and amendments to existing Credit Documents referred to in Section 151 of Part I of the Fifth Amendment (in the form of the Exhibits specified therein) and applicable for such Person, and all such Credit Documents and amendments shall be in full force and effect;

                  (iii) subject to Section 13.19(f), (x) the Security Documents and amendments referred to in preceding clause (ii) or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the relevant Security Documents, (y) all taxes, fees and other charges payable in connection therewith shall have been paid in full and (z) each Credit Agreement Party shall, and shall have caused each of its Subsidiaries to, take such other actions as may be necessary or, in the opinion of the Collateral Agent, desirable under local law (as advised by local counsel), to create, maintain, effect, perfect (or render enforceable against third parties), preserve, maintain and protect the security interests granted (or purported to be granted) by such Security Documents (including, without limitation, the execution of financing statements and transfer endorsements);

                  (iv) the Administrative Agent shall have received from Holdings, QDI LLC (in the case of a Qualified Exchange Transaction), the Canadian Borrower and each Subsidiary Guarantor true and correct certified copies of resolutions of the Board of Directors of such Person with respect to the matters set forth in this Section 8.20, and such resolutions shall in form and substance satisfactory to the Administrative Agent;

                  (v) the Administrative Agent shall have received from each Mexican Subsidiary Guarantor and QDI LLC (in the case of a Qualified Exchange Transaction) a certificate, dated the date of the consummation of the Exchange Transaction, signed by an appropriate officer of such Credit Party, certifying and attaching true and correct copies of the certificate of organizational documents of such Credit Party, and all of the foregoing shall be reasonably satisfactory to the Administrative Agent;

                  (vi) the Administrative Agent shall have received from each of
         (w) O'Sullivan LLP, special New York counsel to the Credit Parties, (x) Ogilvy Renault (or other Canadian counsel satisfactory to the Administrative Agent), special Canadian counsel to the Credit Parties,
         (y) Fernandez y Espino, Juarez, S.C., special Mexican counsel to the Credit Parties and (z) Robert Kasak, special counsel to the Credit Parties, an opinion addressed to each Agent, the Collateral Agent and each of the Banks and dated the date of the consummation of the Exchange Transaction, which opinions shall, in each case, cover such matters incident to Exchange Transaction and the other transactions contemplated by this Section 8.20 as the Administrative Agent may reasonably request (including, without limitation, customary opinions as to Holdings and QDI LLC (in the case of a Qualified Exchange Transaction) and an opinion as to no conflict with the Senior Subordinated Notes Indenture and any other material Indebtedness outstanding after giving effect to the Exchange Transaction) and otherwise in form and substance satisfactory to the Administrative Agent;

                  (vii) the Banks shall have received a solvency certificate meeting the requirements of Section 5.14(a) of the Credit Agreement, except that such certificate shall be dated the date of the consummation of the Exchange Transaction and shall be modified (to the satisfaction of the Administrative Agent) to provide that such certificate is being provided after giving effect to the Exchange Transaction;

                  (viii) the Administrative Agent shall have received true and correct copies of all Exchange Transaction Documents and all terms and conditions thereof shall be consistent with the requirements of this Agreement and otherwise be in form and substance satisfactory to the Administrative Agent;

                  (ix) in the event the Exchange Transaction to be consummated is a Qualified Exchange Transaction, QDI LLC shall have delivered to the Administrative Agent for the account of each Bank requesting same the appropriate Tranche A Term Note, Tranche B Term Note, Tranche C Term Note, Tranche D Term Note and Dollar Revolving Note and to CSFB the Swingline Note, in each case executed by QDI LLC and in the amount, maturity and as otherwise provided herein (after giving effect to the amendments to Exhibits B-1, B-2, B-3, B-4, B-6 and B-8 pursuant to the Fifth Amendment); and

                  (x) the Administrative Agent shall have received a certificate, dated the date of the consummation of the Exchange Transaction and signed on behalf of Holdings by an Authorized Officer of Holdings, (x) stating all of the conditions in this Section 8.20 and
         Section 6.01 of the Credit Agreement have been satisfied on such date and (y) containing a representation and warranty substantially identical to the representation set forth in (I) Section 7.26(a) (unless no Senior Subordinated Notes or Holdings PIK Notes are outstanding after giving effect to the Exchange Transaction), (II)
         Section 7.26(b) (in the event Senior Subordinated Secured Notes are issued in connection with the Exchange

         Transaction) and (III) Section 7.26(c) (in the event Senior Secured Notes are issued in connection with the Exchange Transaction).

                  8.21 Preferred Stock, etc. (a) Holdings shall pay all Dividends on PIK Preferred Stock through an increase in the aggregate liquidation preference of the shares of PIK Preferred Stock in respect of which Dividends have accrued (but not in cash).

                  (b) Holdings shall pay all Dividends on Qualified Preferred Stock through (x) an increase in the aggregate liquidation preference of the shares of Qualified Preferred Stock in respect of which Dividends have accrued (but not in cash) or (y) the issuance of additional shares of Qualified Preferred Stock (but not in cash) in accordance with the terms thereof.

                  (c) Holdings shall pay interest owing on any outstanding Senior Secured Notes through the issuance of additional Senior Secured Notes, rather than in cash, to the maximum extent permitted by the Senior Secured Notes Documents.

                  (d) The U.S. Borrower shall pay interest owing on any outstanding Senior Subordinated Secured Notes through the issuance of additional Senior Subordinated Secured Notes, rather than in cash, to the maximum extent permitted by the Senior Subordinated Secured Notes Documents.

                  (e) Holdings shall pay interest owing on any outstanding Holdings PIK Notes through the issuance of additional Holdings PIK Notes, rather than in cash, to the maximum extent permitted by the Holdings PIK Notes Documents.".

         47. The preamble to Section 9 of the Credit Agreement is hereby amended by deleting the text "Borrower" appearing therein and inserting the text "Credit Agreement Party" in lieu thereof.

         48. Section 9.01 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.01 in lieu thereof:

                  "9.01 Business. (a) Holdings will not, and will not permit any of its Subsidiaries to, engage directly or indirectly in any business other than a Permitted Business.

                  (b) No Unrestricted Subsidiary shall engage (directly or indirectly) in any business other than a Permitted Business.

                  (c) Notwithstanding the foregoing or anything to the contrary contained in this Agreement, Holdings will not permit MTL Investments to engage in any significant business or to own any assets other than
         (x) cash contributed to MTL Investments by the U.S. Borrower in accordance with provisions of Section 9.05 to the extent (and only to the extent) such cash is promptly loaned and/or contributed as a common equity contribution by MTL Investments to the Canadian Borrower in accordance with the requirements of Section 9.05 and (y) any intercompany note evidencing an intercompany loan made as contemplated by preceding clause (x).

                  (d) Notwithstanding the foregoing, on and after the Qualified Exchange Transaction Date, Holdings will not own any significant assets (other than its ownership of the capital stock of the U.S. Borrower and certain contracts (and the related rights thereunder) which Holdings is not permitted to transfer to the U.S. Borrower on the Qualified Exchange Transaction Date without the consent of third parties) or have any material liabilities (other than those liabilities for which it is responsible under this Agreement, the other Documents to which it is a party, Shareholder Subordinated Notes, Convertible Subordinated Notes and Permitted Holdings Subordinated Refinancing Indebtedness and such other liabilities which Holdings is expressly permitted to incur pursuant to the terms of this Agreement (other than pursuant to preceding Section 9.01(a)) and the other Credit Documents)."

         49. The preamble to Section 9.02 of the Credit Agreement is hereby amended by deleting each reference to the text "Borrower" appearing therein and inserting the text "Credit Agreement Party" in lieu thereof.

         50. Section 9.02(a) of the Credit Agreement is hereby amended by deleting the text "the U.S. Borrower" appearing in said Section and inserting the text "Holdings" in lieu thereof.

         51. Section 9.02(d) of the Credit Agreement is hereby amended by deleting each reference to the text "the U.S. Borrower" appearing in the proviso in said Section and inserting the text "Holdings" in lieu thereof.

         52. Sections 9.02(e) and (f) of the Credit Agreement are hereby amended by deleting the text "any Subsidiary of the U.S. Borrower may" appearing in said Sections and inserting the text "any Subsidiary of Holdings may" in lieu thereof.

         53. Section 9.02(e) of the Credit Agreement is hereby further amended by inserting the text "Holdings or" immediately after the text "(e)" appearing in said Section.

         54. Section 9.02(g) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.02(g) in lieu thereof:

                  "(g) (w) any Canadian Subsidiary Guarantor may be merged or amalgamated with and into, or be dissolved or liquidated into, or transfer any of its assets to, the Canadian Borrower or any other Canadian Subsidiary Guarantor, (x) any Mexican Subsidiary Guarantor may be merged or amalgamated with and into, or be dissolved or liquidated into, or transfer any of its assets to, any other Mexican Subsidiary Guarantor, (y) any Additional Foreign Subsidiary Guarantor may be merged or amalgamated with and into, or be dissolved or liquidated into, or transfer any of its assets to, any other Additional Foreign Subsidiary Guarantor organized in the same jurisdiction as such Additional

         Foreign Subsidiary Guarantor and (z) any Foreign Subsidiary that is a Non-Guarantor Subsidiary may be merged or amalgamated with and into, or be dissolved or liquidated into, or transfer any of its assets to, the Canadian Borrower or any other Wholly-Owned Foreign Subsidiary of Holdings, so long as (i) in the case of a transaction described in preceding clause (z), the Canadian Borrower or, in the case of any such transaction not involving the Canadian Borrower, a Wholly-Owned Foreign Subsidiary of Holdings is the surviving corporation of any such merger, amalgamation, dissolution or liquidation and (ii) in any such case, any security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets (and equity interests) of any such Person subject to any such transaction shall remain in full force and effect and perfected and enforceable (to at least the same extent as in effect immediately prior to such merger, amalgamation, dissolution, liquidation or transfer) and all actions required to maintain said perfected status have been taken;".

         55. Section 9.02(p) of the Credit Agreement is hereby amended by deleting each reference to the text "the U.S. Borrower" appearing in said Section and inserting the text "Holdings" in lieu thereof.

         56. Sections 9.02(j) and (n) of the Credit Agreement are hereby amended by deleting each reference to the text "the U.S. Borrower" appearing in said Sections and inserting the text "Holdings" in lieu thereof.

         57. The preamble to Section 9.03 of the Credit Agreement is hereby amended by deleting each reference to the text "Borrower" appearing therein and inserting the text "Credit Agreement Party" in lieu thereof.

         58. Sections 9.03(b), (f), (g), (h) and (j) of the Credit Agreement are hereby amended by deleting each reference to the text "the U.S. Borrower" appearing in said Sections and inserting the text "Holdings" in lieu thereof.

         59. Section 9.03(c) of the Credit Agreement is hereby amended by inserting after the text "Security Documents" appearing in said Section the text "(it being understood and agreed that, from and after the date of the consummation of the Exchange Transaction, the obligations relating to the Senior Secured Notes Documents (in the event Senior Secured Notes are issued pursuant to the Exchange Transaction) or the Senior Subordinated Secured Notes Documents (in the event Senior Subordinated Secured Notes are issued pursuant to the Exchange Transaction) may be secured by Collateral (other than Excluded Collateral) pursuant to the Security Documents, on a second-priority basis to the Non-Senior Secured Notes Obligations (in the event Senior Secured Notes are issued pursuant to the Exchange Transaction) or the Non-Senior Subordinated Secured Notes Obligations (in the event Senior Subordinated Secured Notes are issued pursuant to the Exchange Transaction) (as such types of obligations are defined in the Security Documents), in accordance with the amendments to the various Security Documents (and the new Security Documents) authorized pursuant to Part I, Section 151 of the Fifth Amendment, and any Security Documents thereafter entered into may likewise secure such Indebtedness and related obligations on substantially the same basis)".

         60. Section 9.03(m) of the Credit Agreement is hereby amended by deleting the text "the U.S. Borrower" appearing in clause (ii) of the proviso of said Section and inserting the text "Holdings" in lieu thereof.

         61. The preamble to Section 9.04 of the Credit Agreement is hereby amended by deleting each reference to the text "Borrower" appearing therein and inserting the text "Credit Agreement Party" in lieu thereof.

         62. Section 9.04(d) of the Credit Agreement is hereby amended by deleting the amount "$30,000,000" appearing in clause (III) of the proviso appearing in said Section and inserting the text "$30,000,000 (or, at any time on and after the Qualified Exchange Transaction Date, $15,000,000)" in lieu thereof.

         63. Sections 9.04(g), (h), (i) (j), (k) and (l) of the Credit Agreement are hereby amended by deleting each reference to the text "the U.S. Borrower" appearing in said Sections and inserting the text "Holdings" in lieu thereof.

         64. Section 9.04(g) of the Credit Agreement is hereby further amended by inserting the text "(for such purpose, treating any exchange of Senior Subordinated Notes pursuant to the Exchange Transaction as a repayment of principal thereof)" immediately after the text "Original Effective Date" appearing in said Section.

         65. Section 9.04(m) of the Credit Agreement is hereby amended by inserting the text "and Holdings (if not the U.S. Borrower)" immediately after the text "the U.S. Borrower" in each place it appears in said Section.

         66. Section 9.04(n) of the Credit Agreement is hereby amended by (i) deleting the text "(x) Additional Senior Subordinated Note Indebtedness of the U.S. Borrower and the U.S. Subsidiary Guarantors (as guarantors) incurred in accordance with the requirements of the definition thereof," appearing in said Section and (ii) deleting the period at the end of said Section and inserting a semi-colon in lieu thereof.

         67. Section 9.04 of the Credit Agreement is hereby further amended by inserting the following new clauses (o) and (p) after clause (n) of said
Section:

         "(o) on and after the consummation of the Exchange Transaction:

                  (A) in the case of the Minority Noteholders Senior Subordinated Notes Exchange Transaction, Indebtedness of Holdings, and guarantees thereof by the U.S. Subsidiary Guarantors, as the case may be, under the Senior Secured Notes and the other Senior Secured Notes Documents may be incurred in an aggregate principal amount at any time outstanding not to exceed the respective Exchange Transaction Issue Amount (as such amount may be (I) increased as a result of the issuance of any additional Senior Secured Notes to pay in kind any regularly accruing interest on then outstanding Senior Secured Notes in accordance with the terms of the Senior Secured Notes Documents and
         (II) reduced by any repayment of principal thereof), so long as the same is incurred in accordance with the requirements of the definition of Senior Secured Notes;

                  (B) in the case of the Alternative Senior Subordinated Notes Exchange Transaction, Indebtedness of the U.S. Borrower, and subordinated guarantees thereof by the U.S. Subsidiary Guarantors, as the case may be, under the Senior Subordinated Secured Notes and the other Senior Subordinated Secured Notes Documents may be incurred in accordance with the requirements of the definition of Senior Subordinated Secured Notes, so long as the aggregate principal amount of such Indebtedness at any time outstanding does not exceed the respective Exchange Transaction Issue Amount (as such amount of Indebtedness may be (I) increased as a result of the issuance of any additional Senior Subordinated Secured Notes to pay in kind any regularly accruing interest on then outstanding Senior Subordinated Secured Notes in accordance with the terms of the Senior Subordinated Secured Notes Documents and (II) reduced by any repayment of principal thereof);

                  (C) in the case of the Minimum Senior Subordinated Notes Exchange Transaction, Indebtedness of the U.S. Borrower, and subordinated guarantees thereof by the U.S. Subsidiary Guarantors, as the case may be, under the Senior Subordinated Secured Notes and the other Senior Subordinated Secured Notes Documents may be incurred in an aggregate principal amount at any time outstanding not to exceed the respective Exchange Transaction Issue Amount (as such amount may be (I) increased as a result of the issuance of any additional Senior Subordinated Secured Notes to pay in kind any regularly accruing interest on then outstanding Senior Subordinated Secured Notes in accordance with the terms of the Senior Subordinated Secured Notes Documents and (II) reduced by any repayment of principal thereof), so long as the same is incurred in accordance with the requirements of the definition of Senior Subordinated Secured Notes; or

                  (D) in the event the 90% Senior Subordinated Notes Exchange Condition is satisfied, Indebtedness of the U.S. Borrower, and subordinated guarantees thereof by the U.S. Subsidiary Guarantors, as the case may be, under the Senior Subordinated Secured Notes and the other Senior Subordinated Secured Notes Documents may be incurred in an aggregate principal amount at any time outstanding not to exceed the respective Exchange Transaction Issue Amount (as such amount may be (I) increased as a result of the issuance of any additional Senior Subordinated Secured Notes to pay in kind any regularly accruing interest on then outstanding Senior Subordinated Secured Notes in accordance with the terms of the Senior Subordinated Secured Notes Documents and (II) reduced by any repayment of principal thereof), so long as the same is incurred in accordance with the requirements of the definition of Senior Subordinated Secured Notes; and

         (p) on and after the consummation of a Qualified Exchange Transaction, Indebtedness of Holdings under the Holdings PIK Notes and the other Holdings PIK Notes Documents incurred on the Qualified Exchange Transaction Date in accordance with the requirements of the definition of Holdings PIK Notes (as such amount of

Indebtedness may be (I) increased as a result of the issuance of any additional Holdings PIK Notes to pay in kind any regularly accruing interest on then outstanding Holdings PIK Notes in accordance with the terms of the Holdings PIK Notes Documents and (II) reduced by any repayment of principal thereof).".

         68. The preamble to Section 9.05 of the Credit Agreement is hereby amended by deleting each reference to the text "Borrower" appearing therein and inserting the text "Credit Agreement Party" in lieu thereof.

         69. Section 9.05(a) of the Credit Agreement is hereby amended by deleting each reference to "the U.S. Borrower" appearing in said Section and inserting the text "Holdings" in lieu thereof.

         70. Section 9.05(f) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.05(f) in lieu thereof:

                  "(f) (u) any U.S. Credit Party (other than, from and after the Qualified Exchange Transaction Date, Holdings) may make intercompany loans and advances to any other U.S. Credit Party (other than, from and after the Qualified Exchange Transaction Date, Holdings), (v) any Canadian Credit Party may make intercompany loans and advances to any other Canadian Credit Party, (w) any Mexican Subsidiary Guarantor may make intercompany loans and advances to any other Mexican Subsidiary Guarantor, (x) any Additional Foreign Subsidiary Guarantor may make intercompany loans and advances to any other Additional Foreign Subsidiary Guarantor organized in the same jurisdiction as such Additional Foreign Subsidiary Guarantor, (y) any U.S. Credit Party (other than, from and after the Qualified Exchange Transaction Date, Holdings) may make intercompany loans and advances to any Foreign Subsidiary of Holdings and (z) any Foreign Subsidiary of Holdings may make intercompany loans and advances to any U.S. Credit Party (other than, from and after the Qualified Exchange Transaction Date, Holdings) (such intercompany loans and advances referred to in preceding clauses
         (u) through (z), collectively, the "Intercompany Loans"), provided that
         (I) at no time shall the aggregate outstanding principal amount of all Intercompany Loans made pursuant to this clause (f) by the U.S. Credit Parties to Foreign Subsidiaries of Holdings (whether or not Credit Parties), when added to the amount of contributions, capitalizations and forgiveness theretofore made pursuant to Section 9.05(p) (and
         Section 9.05(p) of the Original Credit Agreement), exceed $10,000,000 (or, at any time on and after the Qualified Exchange Transaction Date, $5,000,000) (determined without regard to any write-downs or write-offs of such loans and advances), (II) each Intercompany Loan shall be evidenced by an Intercompany Note, (III) each Intercompany Loan made by any Foreign Subsidiary of Holdings to a U.S. Credit Party shall contain the subordination provisions attached as Annex A to the Intercompany Note and (IV) each such Intercompany Note shall be pledged to the Collateral Agent pursuant to the relevant Pledge Agreement or other Security Document;".

         71. Sections 9.05(g) and (h) of the Credit Agreement are hereby amended by (i) deleting each reference to the text "the U.S. Borrower" appearing in said Sections and inserting the text "Holdings" in lieu thereof and (ii) deleting each reference to the text "U.S. Borrower Common Stock" appearing in said Sections and inserting the text "Holdings Common Stock" in lieu thereof.

         72. Section 9.05(k) of the Credit Agreement is hereby amended by deleting each reference to the text "the U.S. Borrower" appearing in said Section and inserting the text "Holdings" in lieu thereof.

         73. Section 9.05(p) of the Credit Agreement is hereby amended by deleting the amount "$10,000,000" appearing in said Section and inserting the text "$10,000,000 (or, at any time on and after the Qualified Exchange Transaction Date, $5,000,000)" in lieu thereof.

         74. Section 9.05(q) of the Credit Agreement is hereby amended by inserting the text "and, on and after the Qualified Exchange Transaction Date, Holdings may effect the Assignment, Assumption and Contribution and make cash common equity contributions to the U.S. Borrower" immediately after the text "to any Canadian Subsidiary Guarantor" appearing in said Section.

         75. Section 9.06 of the Credit Agreement is hereby amended by deleting each reference to the text "Borrower" appearing in the preamble of said Section and inserting the text "Credit Agreement Party" in lieu thereof.

         76. Section 9.06 of the Credit Agreement is hereby further amended by
(i) deleting clauses (ii), (iii) and (iv) of said Section in their entirety and inserting the following new clauses (ii), (ii) and (iv) in lieu thereof:

                  "(ii) Holdings may redeem or purchase shares of Holdings Common Stock or options to purchase Holdings Common Stock, as the case may be, held by former employees of Holdings or any of its Subsidiaries following the termination of their employment (by death, disability or otherwise), provided that (w) the only consideration paid by Holdings in respect of such redemptions and/or purchases shall be cash, forgiveness of liabilities and/or Shareholder Subordinated Notes, (x) the sum of (A) the aggregate amount paid by Holdings in cash in respect of all such redemptions and/or purchases plus (B) the aggregate amount of liabilities so forgiven plus (C) the aggregate amount of all cash principal and interest payments made on Shareholder Subordinated Notes plus (D) the aggregate amount of cash used to repurchase Senior Subordinated Notes, Senior Secured Notes, Senior Subordinated Secured Notes, Holdings PIK Notes and notes evidencing Permitted Subordinated Refinancing Indebtedness from former employees pursuant to clause (w) of the proviso appearing in clause (ii) of Section 9.12, in each case after the Original Effective Date, shall not exceed $5,000,000, and (y) at the time of any cash payment or forgiveness of liabilities permitted to be made pursuant to this Section 9.06(ii), including any cash payment under a Shareholder Subordinated Note, no Default or Event of Default shall then exist or result therefrom;

                  (iii) on and after the Qualified Exchange Transaction Date, so long as no Default or Event of Default then exists or would exist immediately after giving effect thereto, the

         U.S. Borrower may pay cash Dividends to Holdings, so long as the cash proceeds thereof are promptly used by Holdings for the purposes described in clause (ii) of this Section 9.06;

                  (iv) Holdings may pay regularly accruing Dividends with respect to Qualified Preferred Stock (other than PIK Preferred Stock, to the extent the same may be deemed to constitute Qualified Preferred Stock) through (x) an increase in the aggregate liquidation preference of the shares of Qualified Preferred Stock in respect of which Dividends have accrued (but not in cash) or (y) the issuance of additional shares of Qualified Preferred Stock (but not in cash) in accordance with the terms thereof;"

and (ii) deleting clauses (vi) and (vii) of said Section in its entirety and inserting the following new clauses (vi), (vii), (viii), (ix), (x), (xi), (xii),
(xiii) and (xiv) in lieu thereof:

                  "(vi) Holdings may pay regularly accruing Dividends with respect to PIK Preferred Stock through an increase in the aggregate liquidation preference of the shares of PIK Preferred Stock in respect of which Dividends have accrued (but not in cash);

                  (vii) the CLC Merger shall be permitted;

                  (viii) on and after the Qualified Exchange Transaction Date, the U.S. Borrower may pay cash Dividends to Holdings, so long as the proceeds thereof are promptly used by Holdings to pay operating expenses incurred by it in the ordinary course of business that are not prohibited by the terms of this Agreement or any other Credit Document;

                  (ix) on and after the Qualified Exchange Transaction Date, the U.S. Borrower may pay cash Dividends to Holdings in the amounts and at the times of any payment by Holdings in respect of taxes, provided that
         (x) the amount of cash Dividends paid pursuant to this clause (ix) to enable Holdings to pay Federal and state income taxes at any time shall not exceed the amount of such Federal and state income taxes actually owing by Holdings at such time for the respective period and (y) any refunds received by Holdings shall promptly be returned by Holdings to the U.S. Borrower;

                  (x) on and after the Qualified Exchange Transaction Date, the U.S. Borrower may pay cash Dividends to Holdings, which in turn shall utilize the full amount of such cash Dividends for the purpose of paying (and so long as Holdings, by the second succeeding Business Day, utilizes the full amount of such cash Dividends to pay) cash interest as and when due on Senior Subordinated Notes (and any Permitted Holdings Subordinated Refinancing Indebtedness) then outstanding, provided that (x) the amount of cash Dividends payable by the U.S. Borrower pursuant to this clause (x) shall not exceed the amounts necessary to pay the cash interest owing with respect to Senior Subordinated Notes or Permitted Holdings Subordinated Refinancing Indebtedness, as the case may be, and (y) no such Dividend shall be paid at any time following the occurrence and during the continuance of any Default or Event of Default or if a Default or Event of Default would exist immediately after giving effect to the payment of such Dividend;

                  (xi) on and after the Qualified Exchange Transaction Date, the U.S. Borrower may pay cash Dividends to Holdings, which in turn shall utilize the full amount of such cash Dividends for the purpose of paying (and so long as Holdings, by the second succeeding Business Day, utilizes the full amount of such cash Dividends to pay) cash interest and principal as and when due on Shareholder Subordinated Notes then outstanding to the extent the respective payment is expressly permitted pursuant to the proviso to clause (ii) of Section 9.06, provided that
         (x) the amount of cash Dividends payable by the U.S. Borrower pursuant to this clause (xi) shall not exceed the amounts expressly permitted to be paid pursuant to the proviso to clause (ii) of Section 9.06 and (y) no such Dividend shall be paid at any time following the occurrence and during the continuance of any Default or Event of Default or if a Default or Event of Default would exist immediately after giving effect to the payment of such Dividend;

                  (xii) on and after the Qualified Exchange Transaction Date, the U.S. Borrower may pay cash Dividends to Holdings, which in turn shall utilize the full amount of such cash Dividends for the purpose of paying (and so long as Holdings, by the second succeeding Business Day, utilizes the full amount of such cash Dividends to pay) cash interest and principal as and when due on Convertible Subordinated Notes and Permitted Subordinated Indebtedness then outstanding, provided that (x) the amount of cash Dividends payable by the U.S. Borrower pursuant to this clause (xii) shall not exceed the amounts necessary to pay the cash interest and principal owing with respect to Convertible Subordinated Notes or Permitted Subordinated Indebtedness, as the case may be, and (y) no such Dividend shall be paid at any time following the occurrence and during the continuance of any Default or Event of Default or if a Default or Event of Default would exist immediately after giving effect to the payment of such Dividend;

                  (xiii) on and after the Qualified Exchange Transaction Date, the U.S. Borrower may pay cash Dividends to Holdings, which in turn shall utilize the full amount of such cash Dividends for the purpose of repurchasing (and so long as Holdings, by the second succeeding Business Day, utilizes the full amount of such cash Dividends to repurchase) Senior Subordinated Notes, Holdings PIK Notes and Permitted Holdings Subordinated Refinancing Indebtedness to the extent the respective repurchase is expressly permitted pursuant to clause (w) of the proviso to clause (ii) of Section 9.12, provided that (x) the amount of cash Dividends payable by the U.S. Borrower pursuant to this clause (xiii) shall not exceed the amounts expressly permitted to be paid pursuant to clause (w) of the proviso to clause (ii) of Section
         9.12 and (y) no such Dividend shall be paid at any time following the occurrence and during the continuance of any Default or Event of Default or if a Default or Event of Default would exist immediately after giving effect to the payment of such Dividend; and

                  (xiv) on and after the Qualified Exchange Transaction Date, the U.S. Borrower may pay cash Dividends to Holdings, which in turn shall utilize the full amount of such cash Dividends for the purpose of paying (and so long as Holdings, by the second succeeding Business Day, utilizes the full amount of such cash Dividends to pay) cash interest as and when due on Holdings PIK Notes then outstanding, provided that
         (x) the amount of cash Dividends payable by the U.S. Borrower pursuant to this clause (xiv) shall not exceed the amounts necessary to pay the cash interest owing with respect to Holdings PIK Notes and (y) no such Dividend shall be paid at any time following the occurrence and during the continuance of any Default or Event of Default or if a Default or Event of Default would exist immediately after giving effect to the payment of such Dividend.".

         77. Section 9.07 of the Credit Agreement is hereby amended by (i) deleting each reference to the text "the U.S. Borrower" appearing in said Section and inserting the text "Holdings" in lieu thereof, (ii) after giving effect to the amendment in preceding clause (i), deleting each reference to the text "Borrower" appearing in said Section and inserting the text "Credit Agreement Party" in lieu thereof, (iii) deleting subclause (III) appearing in clause (iii) of said Section in its entirety and inserting the following new subclause (III) in lieu thereof:

         "(III) an Authorized Officer of Holdings shall have delivered to the Administrative Agent calculations (in reasonable detail) demonstrating compliance with (x) at any time prior to the Qualified Exchange Transaction Date, a Total Leverage Ratio of less than or equal to 5.00:1.0 as at the last day of the Test Period ended on the last day of the fiscal quarter for which each quarterly payment is to be made and
         (y) at any time on and after the Qualified Exchange Transaction Date, an Adjusted Senior Leverage Ratio of less than or equal to 2.50:1.0 as at the last day of the Test Period ended on the last day of the fiscal quarter for which each quarterly payment is to be made";

(iv) deleting the word "and" appearing at the end of clause (xi) of the first proviso appearing in the first sentence of said Section, (v) deleting the period at the end of clause (xii) of the first proviso appearing in the first sentence of said Section and inserting the text "; and" in lieu thereof and (vi) inserting the following new clause (xiii) at the end of the first sentence appearing in said Section:

         "(xiii) the Exchange Transaction, so long as (x) same shall have been approved by the board of directors of Holdings, (y) Holdings shall have obtained a favorable opinion as to the fairness of the Exchange Transaction to Holdings and its Subsidiaries from a financial point of view from an Independent Financial Advisor (as defined in the Senior Subordinated Notes Indenture without giving effect to any termination thereof) and filed the same with the Senior Subordinated Notes Indenture Trustee and (z) neither Holdings nor any of its Subsidiaries shall make (or be required to make) any cash payments to their Affiliates under any Exchange Transaction Documents (other than (I) payments of interest and principal on the Senior Secured Notes (if Senior Secured Notes are issued pursuant to the Exchange Transaction), Senior Subordinated Secured Notes (if Senior Subordinated Secured Notes are issued pursuant to the Exchange Transaction) or Holdings PIK Notes (if Holdings PIK Notes are issued pursuant to the Exchange Transaction) in accordance with the terms of this Agreement and the Senior Secured Notes Documents, the Senior Subordinated Secured Notes Documents or the Holdings PIK Notes Documents, as the case may be, (II) payments of unpaid interest on the Senior Subordinated Notes which accrued thereon from the last scheduled interest payment date under the Senior Subordinated Notes Indenture prior to the Fifth Amendment Effective Date through the date of the consummation of the Exchange Transaction in accordance with the terms of the Senior Subordinated Notes Documents and the Senior Secured Notes Documents or the Senior Subordinated Secured Notes Documents, as the case may be,
         (III) payments pursuant to customary indemnity provisions therein and
         (IV) payments to the Apollo Group and the Ares Group on the date of the consummation of the Exchange Transaction to reimburse the members of such groups for reasonable out-of-pocket costs and expenses incurred by members of such groups in connection with the Exchange Transaction)".

         78. Section 9.08 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.08 in lieu thereof:

                  "9.08 Designated Senior Debt. (a) Holdings shall not designate any Indebtedness (or related interest obligations) as Designated Senior Debt (as such term is defined in (as applicable) the Senior Subordinated Notes Indenture or, on and after the execution and delivery thereof, the Holdings PIK Notes Indenture or any agreement relating to Permitted Subordinated Indebtedness or Permitted Holdings Subordinated Refinancing Indebtedness), except for (i) the Obligations (or, after the Qualified Exchange Transaction Date, the Guaranteed Obligations) and (ii) the obligations of the other Credit Parties under the Guaranties.

                  (b) On and after the Qualified Exchange Transaction Date, QDI LLC shall not designate any Indebtedness as Designated Senior Debt (as defined in the Senior Subordinated Secured Notes Indenture or, on and after the execution and delivery thereof, any agreement relating to Permitted QDI LLC Subordinated Refinancing Indebtedness), except for
         (i) the Obligations and (ii) the obligations of the Credit Parties under the Guaranties.".

         79. Section 9.09 of the Credit Agreement is hereby amended by (i) deleting the text appearing after the heading and prior to the table in said Section and inserting the following new text in lieu thereof:

                  "(a) At all times prior to the Qualified Exchange Transaction Date (and if same shall not have occurred on or prior to September 30, 2002, at all times on and after such date), Holdings will not permit the Consolidated Interest Coverage Ratio for any Test Period ending on the last day of any fiscal quarter of Holdings specified below to be less than the ratio set forth opposite such fiscal quarter below:", and (ii) inserting the following new clause (b) after the table appearing in said Section:

                  "(b) At all times on and after the Qualified Exchange Transaction Date, Holdings will not permit the Consolidated Interest Coverage Ratio for any Test Period ending on the last day of any fiscal quarter of Holdings specified below to be less than the ratio set forth opposite such fiscal quarter below:

            "Fiscal Quarter Ended                                     Ratio
            ---------------------                                     -----
              June 30, 2002                                          1.75:1.0
              September 30, 2002                                     1.85:1.0
              December 31, 2002                                      1.90:1.0

              March 31, 2003                                         1.90:1.0
              June 30, 2003                                          1.95:1.0
              September 30, 2003                                     1.95:1.0
              December 31, 2003                                      2.00:1.0

              March 31, 2004                                         2.00:1.0
              June 30, 2004                                          2.00:1.0
              September 30, 2004                                     2.00:1.0
              December 31, 2004                                      2.00:1.0

              March 31, 2005                                         2.05:1.0
              June 30, 2005                                          2.05:1.0
              September 30, 2005                                     2.10:1.0
              December 31, 2005                                      2.15:1.0".


         80. The Banks hereby waive compliance by Holdings with Section 9.09(a) of the Credit Agreement (as modified hereby) for (and only for) the Test Periods ending on the last day of the fiscal quarters of Holdings ended March 31, 2002, June 30, 2002, September 30, 2002 and December 31, 2002. The Banks and the Credit Agreement Parties understand and agree that this Part I, Section 80 shall supersede and replace in all respects Section 19, Part I of the Fourth Amendment (which such Section shall cease to have any force or effect).

         81. Section 9.10 of the Credit Agreement is hereby amended by (i) deleting the text appearing after the heading and prior to the table in said Section and inserting the following new text in lieu thereof:

                  "(a) At all times prior to the Qualified Exchange Transaction Date (and if same shall not have occurred on or prior to September 30, 2002, at all times on and after such date), Holdings will not permit the Adjusted Total Leverage Ratio on the last day of any fiscal quarter specified below to exceed the respective ratio set forth opposite such fiscal quarter below:",

(ii) deleting the last sentence appearing in Section 9.10(a) (as modified pursuant to preceding clause (i)) and inserting the following new sentence in lieu thereof:

         "Notwithstanding anything contrary contained above or elsewhere in this Agreement, (i) all calculations of compliance with this Section 9.10(a) shall be made on a Pro Forma Basis and (ii) in no event shall the Adjusted Total Leverage Ratio at any time prior to the Qualified Exchange Transaction Date (and if same shall not have occurred on or prior to September 30, 2002, at all times on and after such date) be greater than the Maximum Permitted Acquisition Leverage Ratio upon the consummation of, and after giving effect on a Pro Forma Basis to, any Permitted Acquisition.", and (iii) inserting the following new clause (b) after the sentence added pursuant to preceding clause (ii):

                  "(b) At all times on and after the Qualified Exchange Transaction Date, Holdings will not permit the Adjusted Senior Leverage Ratio on the last day of any fiscal quarter specified below to exceed the respective ratio set forth opposite such fiscal quarter below:

            Fiscal Quarter Ended                                      Ratio
            --------------------                                      -----
              June 30, 2002                                          4.80:1.0
              September 30, 2002                                     4.80:1.0
              December 31, 2002                                      4.80:1.0

              March 31, 2003                                         4.65:1.0
              June 30, 2003                                          4.55:1.0
              September 30, 2003                                     4.35:1.0
              December 31, 2003                                      4.25:1.0

              March 31, 2004                                         4.15:1.0
              June 30, 2004                                          4.05:1.0
              September 30, 2004                                     3.95:1.0
              December 31, 2004                                      3.85:1.0

              March 31, 2005                                         3.75:1.0
              June 30, 2005                                          3.65:1.0
              September 30, 2005                                     3.55:1.0
              December 31, 2005                                      3.50:1.0

         Notwithstanding anything contrary contained above or elsewhere in this Agreement, (i) all calculations of compliance with this Section 9.10(b) shall be made on a Pro Forma Basis and (ii) in no event shall the Adjusted Senior Leverage Ratio at any time on or after the Qualified Exchange Transaction Date be greater than the Maximum Permitted Acquisition Leverage Ratio upon the consummation of, and after giving effect on a Pro Forma Basis to, any Permitted Acquisition.".

         82. The Banks hereby waive compliance by Holdings with Section 9.10(a) of the Credit Agreement (as amended hereby) for (and only for) the last day of the fiscal quarters of Holdings ended March 31, 2002, June 30, 2002, September 30, 2002 and December 31, 2002. The Banks and the Credit Agreement Parties understand and agree that this Part I, Section 82 shall supersede and replace in all respects Section 20, Part I of the Fourth Amendment (which such Section shall cease to have any force or effect).

         83. Section 9.11(a) of the Credit Agreement is hereby amended by (i) deleting the first two references to the text "Borrower" appearing in said Section and inserting the text "Credit Agreement Party" in lieu thereof, (ii) inserting the text "of Holdings" immediately after the text "does not exceed in any fiscal year" appearing in said Section, (iii) deleting the word "Restatement" appearing in said Section and inserting the text "Fifth Amendment" in lieu thereof, (iv) inserting the text "after the Fifth Amendment Effective Date and" immediately after the text "(z) for each Acquired Business acquired" appearing in said Section and (v) deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

                 "Fiscal Year Ending                           Amount
                  December 31, 1998                         $35,000,000
                  December 31, 1999                         $53,000,000
                  December 31, 2000                         $55,000,000
                  December 31, 2001                         $20,000,000
                  December 31, 2002                         $18,000,000
                  December 31, 2003                         $25,000,000
                  December 31, 2004                         $30,000,000
                  December 31, 2005                         $30,000,000
                  December 31, 2006                         $30,000,000".

         84. Section 9.11(b) of the Credit Agreement is hereby amended by deleting the amount "$15,000,000" appearing in the proviso in said Section and inserting the text "$15,000,000 (or, at any time on or after the Qualified Exchange Transaction Date, $10,000,000)" in lieu thereof.

         85. Section 9.11(c) of the Credit Agreement is hereby amended by deleting the text "proceeds received by the U.S. Borrower" appearing in said Section and inserting the text "proceeds received by Holdings" in lieu thereof.

         86. Section 9.12 of the Credit Agreement is hereby amended by (i) deleting the first two references to the text "Borrower" appearing in said Section and inserting the text "Credit Agreement Party" in lieu thereof, (ii) inserting the text "any Holdings PIK Notes Document, any Senior Secured Notes Document, any Senior Subordinated Secured Notes Document," immediately prior to the text "any Qualified Preferred Stock" appearing in clause (i) of said Section, (iii) deleting clause (ii) of said Section in its entirety and inserting the following new clause (ii) in lieu thereof:

                  "(ii) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption, repurchase or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of, any Senior Subordinated Notes, any Scheduled Existing Indebtedness, any Permitted Subordinated Indebtedness or, on and after the issuance thereof, any Senior Secured Notes, any Senior Subordinated Secured Notes or any Holdings PIK Notes; provided that, so long as no Default or Event of Default then exists or would result therefrom, (r) Senior Subordinated Notes may be exchanged pursuant to, and in accordance with the relevant requirements of, the Exchange Transaction and Section 8.20, (s) Permanent Exchange Senior Subordinated Secured Notes may be issued as contemplated by the definition of Senior Subordinated Secured Notes and consistent with the definition of Permanent Exchange Senior Subordinated Secured Notes, (t) Permanent Exchange Senior Secured Notes may be issued as contemplated by the definition of Senior Secured Notes and consistent with the definition of Permanent Exchange Senior Secured Notes, (u) Senior Subordinated Notes may be refinanced with, or exchanged for, Permitted Holdings Subordinated Refinancing Indebtedness in accordance with the requirements of the definition thereof, (v) Senior Subordinated Secured Notes may be refinanced with, or exchanged for, Permitted QDI LLC Subordinated Refinancing Indebtedness in accordance with the requirements of the definition thereof, (w) on and after the consummation of the Exchange Transaction, Senior Subordinated Notes, Senior Subordinated Secured Notes, Senior Secured Notes, Holdings PIK Notes and notes evidencing Permitted Subordinated Refinancing Indebtedness held by former employees of Holdings and its Subsidiaries may be repurchased from such employees following the termination of their employment (by death, disability or otherwise), so long as the sum of (A) the aggregate amount of cash expended by Holdings and QDI LLC to effect such repurchases plus (B) the aggregate amount paid by Holdings in cash in respect of all redemptions and/or purchases of Holdings Common Stock pursuant to Section 9.06(ii) plus
         (C) the aggregate amount of liabilities of employees forgiven pursuant to Section 9.06(ii) plus (D) the aggregate amount of all cash principal and interest payments made on Shareholder Subordinated Notes pursuant to Section 9.06(ii), shall not exceed $5,000,000, (x) Senior Subordinated Notes, and, after the issuance thereof, Senior Subordinated Secured Notes and Senior Secured Notes may from time to time on and after the consummation of the Exchange Transaction be exchanged for Holdings Common Stock, PIK Preferred Stock or Qualified Preferred Stock, so long as (I) the Administrative Agent has consented to any such exchange in writing, (II) no cash or other consideration (other than the respective equity interest or equity interests so exchanged) is paid to effect such exchanges and (III) such exchanges are otherwise consummated in accordance with the requirements of the indentures governing the respective such Indebtedness, (y) Senior Subordinated Notes and, on and after the issuance thereof, Senior Subordinated Secured Notes and Senior Secured Notes may from time to time on and after the consummation of the Exchange Transaction be redeemed in accordance with the terms of the relevant indentures therefor and/or repurchased on the open-market, in either case with the proceeds of an issuance of Holdings Common Stock or Qualified Preferred Stock, so long as (I) the Administrative Agent has consented to any such redemption or repurchase in writing, (II) in the case of any repurchase of any such Indebtedness, the aggregate amount of cash expended by Holdings or QDI LLC, as the case may be, to effect such repurchases shall not exceed the principal amount of the Indebtedness so repurchased and (III) on the date of the respective redemption or repurchase, the Adjusted Senior Leverage Ratio is less than 2.50 to
         1.00 (as established pursuant to the officer's certificate delivered (or required to be delivered) pursuant to Section 8.01(d) for the fiscal quarter or fiscal year ended immediately prior to such date of redemption or repurchase), and (z) Holdings and its Subsidiaries may make payments and prepayments in connection with Scheduled Existing Indebtedness;",

(iv) deleting the text "the U.S. Borrower" appearing in clause (iv) of said Section and inserting the text "Holdings" in lieu thereof and (v) deleting the text "except as expressly permitted by the last sentence of Section 4.01" appearing in clause (v) of said Section and inserting the text ", except (x) as expressly permitted by the last sentence of Section 4.01 or (y) pursuant to the Tranche D Term Loan Exchange" in lieu thereof.

         87. Section 9.13 of the Credit Agreement is hereby amended by (i) deleting clause (a) of said Section in its entirety and inserting the following new clause (a) in lieu thereof:

                  "(a) No Credit Agreement Party will, nor will any Credit Agreement Party permit any of its Subsidiaries to, issue (i) any Preferred Stock (other than
         (x) PIK Preferred Stock issued in accordance with the requirements of
         Section 5.08 on the Restatement Effective Date, (y) PIK Preferred Stock issued pursuant to the Apollo Preferred Stock Exchange, the Pre-Approved Management Participants Preferred Stock Exchange or the Alternative Senior Subordinated Notes Exchange Transaction in accordance with the requirements of the respective definitions thereof and the other relevant provisions of this Agreement, and (z) Qualified Preferred Stock issued pursuant to clause (d) below) or any options, warrants or rights to purchase Preferred Stock or (ii) any redeemable common stock unless, in either case, the issuance thereof is, and all terms thereof are, satisfactory to the Required Banks in their sole discretion.",

(ii) deleting each reference to the text "the U.S. Borrower" appearing in clauses (b) and (c) of said Sections and inserting the text "Holdings" in lieu thereof and (iii) deleting clause (d) of said Section in its entirety and inserting the following new clause (d) in lieu thereof:

                  "(d) Holdings may issue Qualified Preferred Stock (other than, to the extent same constitutes Qualified Preferred Stock, PIK Preferred Stock issued pursuant to the Exchange Transaction, which shall be issued as provided in Section 9.13(a)) (x) in connection with the Alternative Senior Subordinated Notes Exchange Transaction in accordance with the requirements of the definition thereof and the other relevant provisions of this Agreement, (y) in payment of regularly accruing dividends on theretofore outstanding shares of Qualified Preferred Stock as contemplated by Section 9.06(iv) and (z) so long as, with respect to each other issue of Qualified Preferred Stock, Holdings receives reasonably equivalent consideration (as determined in good faith by Holdings).".

         88. Notwithstanding anything to the contrary contained in Section 9.13(c), Holdings shall not be permitted to issue any Disqualified Preferred Stock pursuant to, or in reliance on the provisions contained in, Section 9.13(c) of the Credit Agreement.

         89. Section 9.14 of the Credit Agreement is hereby amended by (i) deleting the text "the U.S. Borrower" appearing in said Section and inserting the text "Holdings" in lieu thereof, (ii) after giving effect to the amendment in preceding clause (i), deleting each reference to the text "Borrower" appearing in said Section and inserting the text "Credit Agreement Party" in lieu thereof, (iii) deleting the word "and" appearing prior to the text "(xii)" in said Section and inserting a comma in lieu thereof and (iv) inserting the following text immediately before the period at the end of said Section:

         ", (xiii) on and after the execution and delivery thereof, the Senior Secured Notes Documents, and (xiv) on and after the execution and delivery thereof, the Senior Subordinated Secured Notes Documents".

         90. Section 9.15 of the Credit Agreement is hereby amended by deleting clause (a) of said Section in its entirety and inserting the following new clause (a) in lieu thereof:

                  "(a) Notwithstanding anything to the contrary contained in this Agreement,

         Holdings will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Restatement Effective Date any Subsidiary or Unrestricted Subsidiary (other than Joint Ventures permitted to be established in accordance with the requirements of
         Section 9.05(l)); provided that (A) the U.S. Borrower, any of its Wholly-Owned Domestic Subsidiaries and any Unrestricted Subsidiary shall be permitted to establish or create an Unrestricted Subsidiary, so long as (i) if a Domestic Unrestricted Subsidiary of the U.S. Borrower, all of the capital stock or other equity interests of such new Domestic Unrestricted Subsidiary owned by the U.S. Borrower or any such Wholly-Owned Domestic Subsidiary shall be pledged pursuant to the U.S. Pledge Agreement and the certificates representing such stock or other equity interests, together with appropriate powers duly executed in blank, shall be delivered to the Collateral Agent and (ii) if a Foreign Unrestricted Subsidiary of the U.S. Borrower, all of the capital stock or other equity interests of such new Foreign Unrestricted Subsidiary owned by the U.S. Borrower or any such Wholly-Owned Domestic Subsidiary (except that, prior to the consummation of the Exchange Transaction, not more than 65 % of the outstanding voting stock of any Foreign Unrestricted Subsidiary need be so pledged, except in the circumstances contemplated by Section 8.12) shall be pledged pursuant to the relevant Pledge Agreement and the certificates representing such stock or other equity interests, together with appropriate powers duly executed in blank, shall be delivered to the Collateral Agent, (B) the U.S. Borrower and its Wholly-Owned Subsidiaries shall be permitted to establish or create Wholly-Owned Subsidiaries so long as, in each case, (i) at least 10 days' prior written notice thereof is given to the Administrative Agent (or such shorter period of time as is acceptable to the Administrative Agent), (ii) the capital stock or other equity interests of such new Subsidiary are promptly pledged pursuant to, and to the extent required by, this Agreement and the relevant Pledge Agreement or other Security Document and the certificates, if any, representing such stock or other equity interests, together with stock or other appropriate powers duly executed in blank, are delivered to the Collateral Agent, (iii) in the case of a Domestic Subsidiary, such new Domestic Subsidiary promptly executes a counterpart of the U.S. Subsidiaries Guaranty, the U.S. Pledge Agreement, the U.S. Security Agreement, the relevant Canadian Security Documents (if such Domestic Subsidiary conducts any portion of its business in Canada or owns equity interests in any Canadian Subsidiary) and the other relevant Security Documents, (iv) in the case of a Canadian Subsidiary, (x) such new Canadian Subsidiary promptly executes a counterpart of the Canadian Subsidiaries Guaranty, the Canadian Pledge Agreement and the relevant Canadian Security Agreement(s) (and, to the extent required pursuant to Section 8.12, the U.S. Subsidiaries Guaranty, the U.S. Pledge Agreement and the U.S. Security Agreement) and (y) the direct parent of such Canadian Subsidiary duly executes and delivers to the Collateral Agent a Canadian Pledge Agreement or a Quebec Pledge Agreement, as appropriate,
         (v) in the case of any Foreign Subsidiary (other than a Canadian Subsidiary) that is created or established prior to the consummation of the Exchange Transaction, such new Foreign Subsidiary promptly executes a counterpart of the U.S. Subsidiaries Guaranty, the U.S. Pledge Agreement and the U.S. Security Agreement to the extent required pursuant to Section 8.12, (vi) in the case of a Mexican Subsidiary created or established after the consummation of the Exchange Transaction, (x) such new Mexican Subsidiary promptly executes a counterpart of the Mexican Subsidiaries Guaranty and the

         Mexican Security Agreement(s) and (y) the direct parent of such Mexican Subsidiary (if not a Mexican Subsidiary) duly executes and delivers to the Collateral Agent a counterpart of the Mexican Local Law Pledge Agreement, (vii) in the case of a Foreign Subsidiary created or established after the consummation of the Exchange Transaction and organized in a Non-Qualified Jurisdiction, such Subsidiary takes all actions as may be requested or required pursuant to Section 8.11 and
         (viii) in the case of each such new Subsidiary, such Subsidiary takes all other actions required pursuant to Section 8.11 and (C) Subsidiaries may be acquired pursuant to Permitted Acquisitions so long as, in each such case (i) with respect to each Wholly-Owned Subsidiary acquired pursuant to a Permitted Acquisition, the applicable actions specified in preceding clause (B) shall be taken and (ii) with respect to each Subsidiary which is not a Wholly-Owned Subsidiary and is acquired pursuant to a Permitted Acquisition, all capital stock or other equity interests thereof owned by any Credit Party shall be pledged pursuant to the relevant Pledge Agreement or other Security Document. In addition, each new Subsidiary that is required to execute any Credit Document shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 5 as such new Subsidiary would have had to deliver if such new Subsidiary were a New Credit Party on the Restatement Effective Date.".

         91. Clause (a) of Section 9.16 of the Credit Agreement is hereby amended by deleting said clause in its entirety and inserting the following new clause (a) in lieu thereof:

                  "(a) No Credit Agreement Party will, nor will any Credit Agreement Party permit any of its Subsidiaries to, make any Environmental Expenditures, except that during any fiscal year of Holdings, the U.S. Borrower and its Subsidiaries may (i) make Environmental Expenditures not to exceed $10,000,000 in the aggregate in any fiscal year of Holdings and (ii) such additional Environmental Expenditures in connection with clean-up, removal and other remedial action expressly required by applicable Environmental Laws.".

         92. Section 9.17 of the Credit Agreement is hereby amended by deleting the text appearing after the heading and prior to the table in said Section and inserting the following new text in lieu thereof:

                  "At all times prior to the Qualified Exchange Transaction Date (and, if same shall not have occurred on or prior to September 30, 2002, at all times after such date), Holdings will not permit Consolidated EBITDA for any Test Period ending on the last day of any fiscal quarter of Holdings specified below to be less than the amount set forth opposite such fiscal quarter below:".

         93. Section 10.03 of the Credit Agreement is hereby amended by inserting the text ", 8.20, 8.21" immediately after the text "8.14" appearing in said Section.

         94. Section 10.04 of the Credit Agreement is hereby amended by deleting each reference to the text "Borrower" appearing in said Section and inserting the text "Credit Agreement Party" in lieu thereof.

         95. Section 10.05 of the Credit Agreement is hereby amended by deleting each reference to the text "The U.S. Borrower" and "the U.S. Borrower" appearing in said Section and inserting the text "Holdings" in lieu thereof.

         96. Section 10.06 of the Credit Agreement is hereby amended by (i) deleting each reference to the text "the U.S. Borrower" appearing in said Section and inserting the text "Holdings" in lieu thereof and (ii) after giving effect to the amendment in preceding clause (i), deleting each reference to the text "Borrower" appearing in said Section and inserting the text "Credit Agreement Party" in lieu thereof.

         97. Section 10.09 of the Credit Agreement is hereby amended by deleting the text "the U.S. Borrower" appearing in said Section and inserting the text "Holdings" in lieu thereof.

         98. Section 10 of the Credit Agreement is hereby further amended by deleting the second reference to the text "any Borrower" appearing in the last paragraph of said Section and inserting the text "any Credit Agreement Party" in lieu thereof.

         99. The definition of the term "Adjusted Excess Cash Flow" contained in
Section 11 of the Credit Agreement is hereby amended by deleting the text "2" appearing in said definition and inserting the text "the quotient of (x) 100% divided by (y) the Applicable Excess Cash Flow Percentage in effect on the relevant Excess Cash Flow Payment Date for such period" in lieu thereof.

         100. The definition of the term "Authorized Officer" contained in
Section 11 of the Credit Agreement is hereby amended by (A) deleting the text "the U.S. Borrower" appearing in said definition and inserting the text "the U.S. Borrower or (if not the U.S. Borrower) Holdings" in lieu thereof and (B) deleting the text "any Borrower" appearing in clause (iii) of said definition and inserting the text "any Credit Agreement Party" in lieu thereof.

         101. The definition of "Canadian Movable Hypothecs" appearing in
Section 11 of the Credit Agreement is hereby amended by inserting the text ", it being understood that on and after the date of the consummation of the Exchange Transaction, the term "Canadian Movable Hypothecs" shall include the movable hypothecs in the form of Exhibit H-3-A entered into pursuant to Section 8.20(b)(ii), as the same may be further amended, amended and restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof" immediately before the period appearing in said definition.

         102. The definition of "Canadian Pledge Agreement" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "(or, on and after the date of the consummation of the Exchange Transaction, Exhibit G-3-A)" immediately after the text "Exhibit G-3" appearing in said definition.

         103. The definition of "Canadian Security Agreements" appearing in
Section 11 of the Credit Agreement is hereby amended by inserting the text ", it being understood that on and after the date of the consummation of the Exchange Transaction, the term "Canadian Security

Agreements" shall include the Security Agreements in the form of Exhibit H-2-A entered into pursuant to Section 8.20(b)(ii), as the same may be further amended, amended and restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof" immediately before the period appearing in said definition.

            104. The definition of "Canadian Subsidiaries Guaranty" appearing in
Section 11 of the Credit Agreement is hereby amended by inserting the text "(or, on and after the date of the consummation of the Exchange Transaction, Exhibit I-2-A)" immediately after the text "Exhibit I-2" appearing in said definition.

            105. The definition of "Consolidated Debt" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "(w) the aggregate outstanding principal amount of Holdings PIK Notes (if any) and otherwise included as a component of Consolidated Debt pursuant to clause (i) above shall be excluded in making any determination of Consolidated Debt," immediately after the text "for purposes of this definition," appearing in the proviso to said definition.

            106. The definition of "Consolidated Interest Expense" appearing in
Section 11 of the Credit Agreement is hereby amended by (i) inserting the word "cash" immediately after the text "for any period, the total" appearing in said definition and (ii) inserting the text "(other than PIK Preferred Stock)" immediately after the text "Disqualified Preferred Stock of the U.S. Borrower" appearing in said Section.

            107. The definition of "Convertible Subordinated Notes" contained in
Section 11 of the Credit Agreement is hereby amended by (A) deleting each reference to the text "the U.S. Borrower" appearing in said definition and inserting the text "Holdings" in lieu thereof and (B) deleting the text "U.S. Borrower Common Stock" appearing in said definition and inserting the text "Holdings Common Stock" in lieu thereof.

            108. The definition of "Credit Documents" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text ", the Assignment, Assumption and Contribution Agreement (after the execution and delivery thereof)" immediately after the text "each Security Document" appearing in said definition.

            109. The definition of "Documents" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately prior to the text "(vi)" in said Section and inserting a comma in lieu thereof and (ii) inserting the text ", and (vii) on and after the delivery and execution thereof, the Exchange Transaction Documents" immediately prior to the period appearing at the end of said definition.

            110. The definition of "Excess Cash Flow" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "and (to the extent not constituting Capital Expenditures and to the extent not already deducted in the determination of Adjusted Consolidated Net Income (or the determination of Consolidated Net Income used therein)) Environmental Expenditures" immediately following the text "Capital Expenditures" appearing in clause (b)(i) of said definition.

            111. The definition of "Foreign Pension Plan" contained in Section 11 of the Credit Agreement is hereby amended by deleting each reference to the text "any Borrower" appearing in said definition and inserting the text "any Credit Agreement Party" in lieu thereof.

            112. The definition of "Mortgage" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text ", in each case as the same may be amended, modified, restated and/or supplemented from time to time in accordance with the terms hereof and thereof" immediately after the text "executed in connection therewith" appearing in said definition.

            113. The definition of "Notice Office" appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text "the Borrowers" appearing in said definition and inserting the text "the Credit Agreement Parties" in lieu thereof.

            114. The definition of "Permitted Acquisition" contained in Section 11 of the Credit Agreement is hereby amended by (i) deleting the text "the U.S. Borrower" appearing immediately after the text "any Person not already a Subsidiary of" in said definition and inserting the text "Holdings" in lieu thereof and (ii) deleting the text "U.S. Borrower Common Stock" appearing in said definition and inserting the text "Holdings Common Stock" in lieu thereof.

            115. The definition of "Permitted Debt" appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text ", Additional Permitted Senior Subordinated Note Indebtedness" appearing in said definition.

            116. The definition of "Pro Forma Basis" appearing in Section 11 of the Credit Agreement is hereby amended by inserting deleting the text "Qualified Preferred Stock of the U.S. Borrower" in each place it appears in said definition and inserting the text "Qualified Preferred Stock or PIK Preferred Stock" in lieu thereof.

            117. The definition of "Qualified IPO" contained in Section 11 of the Credit Agreement is hereby amended by deleting the text "U.S. Borrower Common Stock" appearing in said definition and inserting the text "Holdings Common Stock" in lieu thereof.

            118. The definition of "Quebec Pledge Agreement" appearing in
Section 11 of the Credit Agreement is hereby amended by inserting the text ", it being understood that on and after the date of the consummation of the Exchange Transaction, the term "Quebec Pledge Agreement" shall include the pledge agreement in the form of Exhibit G-2-A entered into pursuant to Section 8.20(b)(ii), as the same may be further amended, amended and restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof" immediately before the period appearing in said definition.

            119. The definition of "Required Appraisals" appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text "8.11(d)" appearing in said definition and inserting the text "8.11(h)" in lieu thereof.

            120. The definition of "Sharing Event" contained in Section 11 of the Credit Agreement is hereby amended by deleting the text "any Borrower" appearing in clause (i) of said definition and inserting the text "any Credit Agreement Party" in lieu thereof.

            121. The definition of "U.S. Credit Party" contained in Section 11 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing in said definition and inserting a comma in lieu thereof and (ii) inserting the text "and, on and after the Qualified Exchange Transaction Date, Holdings (in its capacity as a Guarantor hereunder)" immediately after the text "Guarantor" appearing in said definition.

            122. The definition of "U.S. Pledge Agreement" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text ", it being understood that on and after the date of the consummation of the Exchange Transaction, the term "U.S. Pledge Agreement" shall mean the Second Amended and Restated Pledge Agreement in the form of Exhibit G-1-A entered into on such date, as the same may be further amended, amended and restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof" immediately before the period appearing in said definition.

            123. The definition of "U.S. Security Agreement" appearing in
Section 11 of the Credit Agreement is hereby amended by inserting the text ", it being understood that on and after the date of the consummation of the Exchange Transaction, the term "U.S. Security Agreement" shall mean the Second Amended and Restated Security Agreement in the form of Exhibit H-1-A, as the same may be further amended, amended and restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof" immediately before the period appearing in said definition.

            124. The definition of "U.S. Security Documents" appearing in
Section 11 of the Credit Agreement is hereby amended by inserting the text "covering any Real Property located in the United States" immediately after the text "Mortgage" appearing in said definition.

            125. Each reference to "Non-Tranche D Obligations" appearing in the Credit Agreement is hereby changed to read "Non-Tranche D Bank Obligations"; each reference to "Non-Tranche D Secured Obligations" appearing in the Credit Agreement is hereby changed to read "Non-Tranche D Secured Bank Obligations"; each reference to "Other Secured Obligations" appearing in the Credit Agreement is hereby changed to read "Other Secured Bank Obligations"; and each reference to "Secured Obligations" appearing in the Credit Agreement is hereby changed to read "Secured Bank Obligations".

            126. Section 11 of the Credit Agreement is hereby further amended by deleting each reference to the text "the U.S. Borrower" and "the U.S. Borrower's" appearing in each of the definitions listed below and included in said Section and inserting the text "Holdings" and "Holdings'", respectively, in lieu thereof:

            "Affiliate"
            "Applicable Margin"
            "Apollo Management Agreement"
            "Approved Insurance FinanceCo"
            "Asset Sale"

            "Available Basket Amount"
            "Available Basket Sub-Limit"
            "Canadian Subsidiary"
            "Canadian Subsidiary Guarantor"
            "Capitalized Lease Obligations"
            "CLC Acquisition Corp."
            "CLC Merger"
            "Consolidated Current Assets"
            "Consolidated Current Liabilities"
            "Consolidated Debt"
            "Consolidated EBIT"
            "Consolidated Interest Expense"
            "Consolidated Net Income"
            "Continuing Directors"
            "Disposition"
            "Disqualified Preferred Stock"
            "Domestic Subsidiary"
            "Environmental Claims"
            "ERISA Affiliate"
            "Excess Cash Flow"
            "Excess Cash Flow Payment Date"
            "Excess Cash Flow Payment Period"
            "Excluded Recovery Event"
            "Foreign Subsidiary"
            "Joint Venture"
            "L/C Supportable Indebtedness"
            "Management Participants"
            "Material Adverse Effect"
            "Mortgaged Property"
            "Multiemployer Plan"
            "Net Sale Proceeds"
            "Permitted Business"
            "Permitted Subordinated Indebtedness"
            "Plan"
            "Proceeds"
            "Program Affiliate"
            "Recovery Event"
            "Senior Subordinated Notes"
            "Senior Subordinated Notes Indenture"
            "Shareholder Subordinated Note"
            "Subsidiary"
            "Syndication Date"
            "Test Period"
            "U.S. Subsidiary Guarantor"

            127. Section 11 of the Credit Agreement is hereby further amended by
(i) deleting the definitions of "Additional Senior Subordinated Note Indebtedness", "Apollo PIK Preferred Stock", "Apollo PIK Preferred Stock Documents", "Applicable Excess Cash Flow Percentage", "Applicable Prepayment Percentage", "Canadian Security Documents", "Canadian Subsidiary Guarantor", "Change of Control Event", "Consolidated Senior Debt", "Credit Party", "Guaranties", "Guarantors", "Maximum Permitted Acquisition Leverage Ratio", "Permitted Subordinated Refinancing Indebtedness", "PIK Preferred Stock", "PIK Preferred Stock Documents", "Pledge Agreements", "Qualified Preferred Stock", "Security Agreements," "Security Documents", "Seller PIK Preferred Stock", "Seller PIK Preferred Stock Documents", "Subsidiaries Guaranty", "Subsidiary Guarantors" "U.S. Borrower", "U.S. Borrower Common Stock" and "U.S. Subsidiary Guarantor" appearing in said Section in its entirety and (ii) inserting in the appropriate alphabetical order the following new definitions:

            "Additional Foreign Security Agreement" shall mean each security agreement, document or instrument as may be required by the Administrative Agent (based on advice of local counsel) in connection with a request pursuant to Section 8.11(c), which security documentation shall (i) provide for a valid and enforceable first priority, perfected security interests (securing the same obligations secured by the U.S. Pledge Agreement) in all or substantially all of the assets (including all tangible and intangible assets, including receivables, contract rights, securities, stock and other equity interest, inventory, equipment, real estate, leasehold interests and material patents, trademarks and other intellectual property) owned by the respective Additional Foreign Subsidiary Guarantor in which it is practicable (in accordance with requirements of local law and taking into account such cost and practicality considerations as may be agreed by the Administrative Agent) to obtain such security interests (as determined by the Administrative Agent, based on advice of local counsel), subject only to Permitted Liens
      (ii) be prepared by local counsel reasonably satisfactory to the Administrative Agent, and (iii) be in form and substance reasonably satisfactory to the Administrative Agent, in each case as the same may be amended, modified, restated and/or supplemented from time to time in accordance with the terms hereof and thereof.

            "Additional Foreign Subsidiaries Guaranty" shall mean a guaranty prepared by local counsel satisfactory to the Administrative Agent, which guaranty shall (i) be in form and substance reasonably satisfactory to the Administrative Agent and (ii) conform as nearly as possible (as to the obligations guaranteed and the rights intended to be granted thereunder) to the U.S. Subsidiaries Guaranty, taking into account variations necessary or desirable under applicable local law, in each case as the same may be amended, modified, restated and/or supplemented from time to time in accordance with the terms hereof and thereof.

            "Additional Foreign Subsidiary Guarantor" shall mean each Foreign Subsidiary of Holdings organized in a Non-Qualified Jurisdiction that is or becomes a party to an Additional Foreign Subsidiaries Guaranty.

            "Alternative Senior Subordinated Notes Exchange Transaction" shall mean, collectively, (i) the execution and delivery of the Senior Subordinated Notes Indenture

      Supplement by Holdings and the Senior Subordinated Notes Indenture Trustee upon receipt of the requisite consent of the holders of outstanding Senior Subordinated Notes to the Senior Subordinated Notes Indenture Amendment,
      (ii) the Assignment, Assumption and Contribution, (iii) the issuance by Holdings of any combination of Special Exchange Warrants, Holdings PIK Notes, Holdings Common Stock, PIK Preferred Stock and/or Qualified Preferred Stock and the issuance by QDI LLC of Senior Subordinated Secured Notes, in exchange for outstanding Senior Subordinated Notes and (iv) at the election of Holdings, the Tranche D Term Loan Exchange, which exchange or series of exchanges described in preceding clauses (iii) and (iv) result in the reduction by at least $40,000,000 of the amount of the Consolidated Debt outstanding immediately prior to giving effect thereto (but only to the extent such reduction results from such exchange or exchanges and not from any other repayment, forgiveness or other satisfaction of Indebtedness of Holdings or any of its Subsidiaries).

            "Alternative Senior Subordinated Notes Exchange Transaction Documents" shall mean and include (i) the Senior Subordinated Notes Indenture Supplement, (ii) the Senior Subordinated Secured Notes Documents (if Senior Subordinated Secured Notes are issued in connection with the Alternative Senior Subordinated Notes Exchange Transaction), (iii) the Special Exchange Warrants (if issued in connection with the Alternative Senior Subordinated Notes Exchange Transaction), (iv) Holdings PIK Notes (if issued in connection with the Alternative Senior Subordinated Notes Exchange Transaction), (v) Qualified Preferred Stock (if issued in connection with the Alternative Senior Subordinated Notes Exchange Transaction), (vi) PIK Preferred Stock (if issued in connection with the Alternative Senior Subordinated Notes Exchange Transaction), (vii) Assignment, Assumption and Contribution Agreement, (viii) the Tranche D Term Loan Exchange Documents (if the Tranche D Term Loan Exchange is consummated pursuant to the Alternative Senior Subordinated Notes Exchange Transaction) and (ix) the other agreements, documents and instruments entered into in connection with the Alternative Senior Subordinated Notes Exchange Transaction, in each case as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

            "Apollo Lock-Up Agreement" shall mean the Lock-Up Agreement entered into between Holdings and members of Apollo Group in the form attached as Exhibit B to the Exchange Transaction Offering Memorandum, as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

            "Apollo Preferred Stock Exchange" shall mean, in the event the 90% Senior Subordinated Notes Exchange Condition and the Apollo Preferred Stock Exchange Condition are satisfied in connection with the Senior Subordinated Notes Exchange Offer/Consent Solicitation Consummation, the exchange by members of Apollo Group of Senior Subordinated Notes in an aggregate principal amount equal to $29,500,000 held by them for PIK Preferred Stock with an initial aggregate liquidation preference of like amount issued by Holdings pursuant to, and in accordance with the terms of, the Apollo Preferred Stock Exchange Documents.

            "Apollo Preferred Stock Exchange Condition" shall mean, collectively, the conditions to the Apollo Preferred Stock Exchange as set forth in the Apollo Lock-Up Agreement.

            "Apollo Preferred Stock Exchange Documents" shall mean the PIK Preferred Stock, the Apollo Lock-Up Agreement and the other agreements and documents entered into in connection with the Apollo Preferred Stock Exchange, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent, in each case as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

            "Applicable Excess Cash Flow Percentage" shall mean, with respect to any Excess Cash Flow Payment Date, (I) at any time prior to the Qualified Exchange Transaction Date, 100% (or, in the event that at any time after the Third Amendment Effective Date and prior to the Qualified Exchange Transaction Date, Holdings shall have certified in an officers' certificate delivered pursuant to Section 8.01(d) (attaching the calculations therefor in reasonable detail) that Holdings has complied with the original financial covenants set forth in Sections 9.09 and 9.10 (as the same (and related definitions) were in effect prior to the Third Amendment Effective Date) for the two consecutive fiscal quarters then last ended, 75%); provided that so long as no Default or Event of Default is then in existence, if on the last day of the relevant Excess Cash Flow Payment Period, the Adjusted Total Leverage Ratio for the Test Period then most recently ended is less than 4.00:1.00 (as established pursuant to the officer's certificate delivered (or required to be delivered) pursuant to
      Section 8.01(d)), then the Applicable Excess Cash Flow Percentage shall instead be 75% (or, in the event that at any time after the Third Amendment Effective Date and prior to the Qualified Exchange Transaction Date, Holdings shall have certified in an officers' certificate delivered pursuant to Section 8.01(d) (attaching the calculations therefor in reasonable detail) that Holdings has complied with the original financial covenants set forth in Sections 9.09 and 9.10 (as the same (and related definitions) were in effect prior to the Third Amendment Effective Date) for the two consecutive fiscal quarters then last ended, 50%) and (II) at any time on or after the Qualified Exchange Transaction Date, 100%; provided that so long as no Default or Event of Default is then in existence, if on the last day of the relevant Excess Cash Flow Payment Period, the Adjusted Senior Leverage Ratio for the Test Period then most recently ended (as established pursuant to the officer's certificate delivered (or required to be delivered) pursuant to Section 8.01(d)) is
      (i) less than 2.50:1.00 but greater than or equal to 1.50:1.00, then the "Applicable Excess Cash Flow Percentage" shall instead be 50% or (ii) less than 1.50:1.00, then the "Applicable Excess Cash Flow Percentage" shall instead be 0%.

            "Applicable Prepayment Percentage" shall mean, at any time, (i) for purposes of Sections 4.02(c) and 4.02(d), 100%, provided that (x) if at any time prior to the Qualified Exchange Transaction Date the Adjusted Total Leverage Ratio is less than 4.00 to 1.00 (as established pursuant to the officer's certificate delivered (or required to be delivered) pursuant to Section 8.01(d)), the Applicable Prepayment Percentage shall instead be 75% and (y) if at any time on and after the Qualified Exchange Transaction Date the Adjusted

      Senior Leverage Ratio is less than 2.50 to 1.00 (as established pursuant to the officer's certificate delivered (or required to be delivered) pursuant to Section 8.01(d)), the Applicable Prepayment Percentage shall instead be 75% and (ii) for purposes of Section 4.02(e), 50%, provided that (x) if at any time prior to the Qualified Exchange Transaction Date the Adjusted Total Leverage Ratio is less than 4.00 to 1.00 (as established pursuant to the officer's certificate delivered (or required to be delivered) pursuant to Section 8.01(d)), the Applicable Prepayment Percentage shall instead be 0% and (y) if at any time on and after the Qualified Exchange Transaction Date the Adjusted Senior Leverage Ratio is less than 2.50 to 1.00 (as established pursuant to the officer's certificate delivered (or required to be delivered) pursuant to Section 8.01(d)), the Applicable Prepayment Percentage shall instead be 0%. Notwithstanding anything to the contrary in this definition, (I) at any time a Default or Event of Default is then in existence, the Applicable Prepayment Percentage for purposes of (x) Section 4.02(c) and (d) shall be 100% and (y) Section 4.02(e) shall be 50% and (II) for purposes of any required repayment pursuant to Section 4.02(d) in connection with the Tranche D Term Loan Exchange, the Applicable Prepayment Percentage shall be 100%.

            "Ares Group" shall mean Ares Leveraged Investment Fund, L.P. and Ares Leveraged Investment Fund II, L.P.

            "Assignment, Assumption and Contribution" shall mean (i) the assignment by Holdings of all of its rights, interests and obligations under this Agreement (including the Obligations) and the other Credit Documents to which it is a party to QDI LLC (and QDI LLC's assumption of such rights, interest and obligations) pursuant to, and in accordance with the terms of, the Assignment, Assumption and Contribution Agreement, (ii) the assignment by Holdings of all loans and advances made by it to any of its Subsidiaries or any other person to QDI LLC and (iii) the contribution by Holdings of all of the capital stock of its direct Subsidiaries (other than QDI LLC) to QDI LLC as a common equity contribution in accordance with the requirements of the Assignment, Assumption and Contribution Agreement.

            "Assignment, Assumption and Contribution Agreement" shall have the meaning provided in Section 8.20(b).

            "Canadian Borrower's Guaranty" shall mean, on and after the delivery and execution thereof, a Guaranty in the form of Exhibit I-3, as amended, amended and restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

            "Canadian Security Documents" shall mean and include the Quebec Pledge Agreement, each Canadian Movable Hypothec, each Canadian Security Agreement, and on and after the execution and delivery thereof, each Canadian Pledge Agreement and each Collateral Bond and each security or other pledge agreement entered in to pursuant to Section 13.25.

            "Canadian Subsidiary Guarantor" shall mean each Wholly-Owned Subsidiary of

      Holdings that is a Canadian Subsidiary and that is or becomes a party to the Canadian Subsidiaries Guaranty.

            "Change of Control Event" shall mean, (I) at any time prior to the consummation of a Qualified IPO, (a) Apollo Group and its Affiliates shall cease to own on a fully diluted basis in the aggregate at least 30% of the economic and voting interest in Holdings' capital stock (for such purposes, excluding the PIK Preferred Stock, any Qualified Preferred Stock and any Disqualified Preferred Stock, in each case to the extent same is not Voting Stock) or (b) Apollo Group and its Affiliates, together with the Management Participants and other investors which own shares Holdings Common Stock on the Original Effective Date, shall cease to own on a fully diluted basis in the aggregate at least a majority of the outstanding Voting Stock of Holdings or (c) any Person or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the Original Effective Date), other than the Permitted Holders, shall (A) have acquired beneficial ownership of 30% or more on a fully diluted basis of the voting and/or economic interest in Holdings' capital stock or (B) obtained the power (whether or not exercised) to elect a majority of Holdings' directors or (d) the Board of Directors of Holdings shall cease to consist of a majority of Continuing Directors or (e) a "change of control" or similar event shall occur as provided in (x) the Senior Subordinated Notes Indenture, any Senior Secured Notes Document, any Senior Subordinated Secured Notes Document, any Holdings PIK Notes Document or any PIK Preferred Stock (or the documentation governing the same) or (y) any Scheduled Existing Indebtedness, Permitted
      Disqualified Preferred Stock or Qualified Preferred Stock (other than PIK Preferred Stock to the extent qualifying as same), to the extent the outstanding principal amount or liquidation preference, as the case may be, of such Scheduled Existing Indebtedness, Permitted Debt, Disqualified Preferred Stock or Qualified Preferred Stock exceeds $10,000,000 or (f) Holdings shall cease to own directly or indirectly 100% of the capital stock of the Canadian Borrower or (g) on and after the Qualified Exchange Transaction Date, Holdings shall cease to own directly 100% of the membership interests of the U.S. Borrower or (II) at any time after a Qualified IPO, (a) any Person or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the Original Effective Date), other than the Permitted Holders, shall have acquired beneficial ownership of 25% or more on a fully diluted basis of the voting and/or economic interest in Holdings' capital stock and Apollo Group and its Affiliates shall own less than such Person or "group" on a fully diluted basis of the economic and voting interest in Holdings' capital stock or (b) the Board of Directors of Holdings shall cease to consist of a majority of Continuing Directors or (c) a "change of control" or similar event shall occur as provided in (x) the Senior Subordinated Notes Indenture, any Senior Secured Notes Document, any Senior Subordinated Secured Notes Document, any Holdings PIK Notes Document or any PIK Preferred Stock (or the documentation governing the same) or (y) any Scheduled Existing Indebtedness, Permitted Debt, Disqualified Preferred Stock or Qualified Preferred Stock (other than PIK Preferred Stock to the extent same constitute Qualified Preferred Stock), to the extent the outstanding principal amount or liquidation preference, as the case may be, of such Scheduled Existing Indebtedness, Permitted Debt, Disqualified Preferred Stock or Qualified Preferred Stock exceeds $10,000,000 or (d) Holdings shall cease to own directly or indirectly 100% of the capital stock of the Canadian Borrower or (e) on and after the Qualified Exchange Transaction Date, Holdings shall cease to own directly 100% of the membership interests of the U.S. Borrower.

            "Collateral Bonds" shall have the meaning provided in Section 13.25.

            "Consolidated Senior Debt" shall mean at any time (x) Consolidated Debt at such time less (y) the sum of (i) the aggregate outstanding principal amount of the Senior Subordinated Notes at such time, (ii) the aggregate principal amount of all Tranche D Term Loans outstanding at such time, (iii) the aggregate outstanding principal amount of all Permitted Subordinated Indebtedness (if any) at such time, (iv) the aggregate outstanding principal amount of all Permitted Subordinated Refinancing Indebtedness (if any) at such time, (v) the aggregate outstanding principal amount of all Shareholder Subordinated Notes (if any) at such time, (vi) the aggregate outstanding principal amount of all Convertible Subordinated Notes (if any) at such time, (vii) the aggregate liquidation preference of all Disqualified Preferred Stock (if any) issued pursuant to
      Section 9.13(c), (viii) the aggregate outstanding principal amount of the Senior Subordinated Secured Notes (if any) at such time, (ix) the aggregate outstanding principal amount of the Senior Secured Notes (if any) at such time and (x) subject to the following proviso, Indebtedness of the U.S. Borrower and its Subsidiaries of the type referred to in clause (iii) of the definition of Indebtedness at such time, in each such case to the extent otherwise included as "Consolidated Debt"; provided that the aggregate amount of Indebtedness excluded from "Consolidated Senior Debt" as a result of the application of clause (x) above shall not exceed $22,900,000 at any time.

            "Credit Agreement Party" shall mean each of the Borrowers and, on and after the Qualified Exchange Transaction Date, Holdings.

            "Credit Party" shall mean each U.S. Credit Party, each Canadian Credit Party, each Mexican Subsidiary Guarantor and each Additional Foreign Subsidiary Guarantor.

            "Exchange Formula" shall mean, as to each holder of $1000 principal amount of Senior Subordinated Notes, $650 in principal amount of Senior Subordinated Secured Notes, $150 in principal amount of Holdings PIK Notes and 1.59 Special Exchange Warrants (or such different amount of Special Exchange Warrants as may be reasonably acceptable to the Administrative Agent).

            "Exchange Transaction" shall mean, collectively, the Senior Subordinated Notes Exchange Offer/Consent Solicitation and (i) in the event the Minimum Senior Subordinated Notes Exchange Condition is not satisfied, the Minority Noteholders Senior Subordinated Notes Exchange Transaction (unless Holdings, at its option, elects to consummate the Alternative Senior Subordinated Notes Exchange Transaction as contemplated by clause (iii) below), (ii) in the event the Minimum Senior Subordinated Notes Exchange Condition is satisfied (and no modification, amendment or waiver of the terms and conditions of the Exchange Transaction Offering Memorandum (or the

      Exchange Formula specified therein) is required) but the 90% Senior Subordinated Notes Exchange Condition is not satisfied, the Minimum Senior Subordinated Notes Exchange Transaction, (iii) in the event the Minimum Senior Subordinated Notes Indenture Amendment Condition is satisfied and
      (x) the Minimum Senior Subordinated Notes Exchange Condition is satisfied (and the terms and conditions of the Exchange Transaction Offering Memorandum (and/or the Exchange Formula specified therein) are required to be modified or amended to satisfy such condition) or (y) the Minimum Senior Subordinated Notes Exchange Condition is not satisfied (and Holdings, at its option, elects not to consummate the Minority Noteholders Senior Subordinated Notes Exchange Transaction as contemplated by clause
      (i) above), the Alternative Senior Subordinated Notes Exchange Transaction and (iv) in the event the 90% Senior Subordinated Notes Exchange Condition is satisfied, (x) the Maximum Senior Subordinated Notes Exchange Transaction and (y) if the Apollo Preferred Stock Exchange Condition is satisfied, the Tranche D Term Loan Exchange.

            "Exchange Transaction Documents" shall mean (i) in the event the Minimum Senior Subordinated Notes Exchange Condition is not satisfied, the Minority Noteholders Senior Subordinated Notes Exchange Transaction Documents (unless Holdings, at its option, elects to consummate the Alternative Senior Subordinated Notes Exchange Transaction as contemplated by clause (iii) below), (ii) in the event the Minimum Senior Subordinated Notes Exchange Condition is satisfied (and no modification, amendment or waiver to the terms and conditions of the Exchange Transaction Offering Memorandum (or the Exchange Formula specified therein) is required) but the 90% Senior Subordinated Notes Exchange Condition is not satisfied, the Minimum Senior Subordinated Notes Exchange Transaction Documents, (iii) in the event the Minimum Senior Subordinated Notes Indenture Amendment Condition is satisfied and (x) the Minimum Senior Subordinated Notes Exchange Condition is satisfied (and the terms and conditions of the Exchange Transaction Offering Memorandum (and/or the Exchange Formula specified therein) are required to be modified or amended to satisfy such condition) or (y) the Minimum Senior Subordinated Notes Exchange Condition is not satisfied (and Holdings, at its option, elects not to consummate the Minority Noteholders Senior Subordinated Notes Exchange Transaction as contemplated by clause (i) above), the Alternative Senior Subordinated Notes Exchange Transaction Documents and (iv) in the event the 90% Senior Subordinated Notes Exchange Condition is satisfied, (x) the Maximum Senior Subordinated Notes Exchange Transaction Documents and (y) if the Apollo Preferred Stock Exchange Condition is satisfied, the Tranche D Term Loan Exchange Documents.

            "Exchange Transaction Issue Amount" shall mean, in the case of the Senior Secured Notes or the Senior Subordinated Secured Notes, the aggregate principal amount of the respective such notes issued pursuant to the respective Exchange Transaction, which (x) in the case of an issuance of Senior Secured Notes pursuant to the Minority Noteholders Senior Subordinated Notes Exchange Transaction, shall in no event exceed $114,299,999 in aggregate principal amount at the time of the issuance thereof pursuant to such Exchange Transaction, and (y) in the case of the Senior Subordinated Secured Notes, shall not exceed in aggregate principal amount at the time of the issuance thereof pursuant to the respective Exchange Transaction (i) in the case of an Alternative Senior

      Subordinated Notes Exchange Transaction, an amount consistent with the requirements of the definition thereof contained herein, (ii) in the case of the Minimum Senior Subordinated Notes Exchange Transaction, $85,345,000, or (iii) in the case of the Maximum Senior Subordinated Notes Exchange Transaction, $71,500,000 (or, if the Apollo Preferred Stock Exchange Condition is not satisfied, $91,000,000).

            "Exchange Transaction Offering Memorandum" shall mean the Offering Memorandum and Consent Solicitation Statement of Holdings, dated as of April 10, 2002, as in effect on the Fifth Amendment Effective Date; provided that for purposes of clause (ii) of the definition of "Senior Subordinated Notes Exchange Offer/Consent Solicitation" only, the term "Exchange Transaction Offering Memorandum" shall mean the Offering Memorandum and Consent Solicitation Statement described above as the same may be amended and/or modified after the Fifth Amendment Effective Date to amend and/or modify the terms of the proposed amendment to Senior Subordinated Notes Indenture described therein, so long as no such amendment to, or modification of the terms of, the proposed amendment to the Senior Subordinated Notes Indenture is adverse to the interests of the Banks.

            "Exchange Units" shall mean Senior Subordinated Secured Notes, Holdings PIK Notes and Special Exchange Warrants.

            "Excluded Collateral" shall have the meaning provided in the U.S. Security Agreement.

            "Fifth Amendment" shall mean the Fifth Amendment to Credit Agreement, dated as of April 5, 2002.

            "Fifth Amendment Effective Date" shall have the meaning provided in the Fifth Amendment.

            "Guaranteed Obligations" shall mean (i) the principal (or Face Amount of, as applicable) and interest on each Note issued to each Bank, and all Loans made, under this Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Borrowers (or any of them) to each Bank, the Agents and the Collateral Agent now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Credit Document and the due performance and compliance by each Borrower with all the terms, conditions and agreements contained in the Credit Documents to which it is a party and (ii) all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of Holdings or any of its Subsidiaries owing under any Interest Rate Protection Agreement or Other Hedging Agreement entered into by Holdings or any of its Subsidiaries with any Bank or any affiliate thereof (even if such Bank subsequently ceases to be a Bank under this Agreement for any reason) so long as such Bank or affiliate participates in such

      Interest Rate Protection Agreement or Other Hedging Agreement, and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

            "Guaranties" shall mean and include each of the U.S. Borrower Guaranty, the Canadian Borrower's Guaranty, each Subsidiaries Guaranty and, on and after the Qualified Exchange Transaction Date, the Holdings Guaranty.

            "Guarantors" shall mean and include the U.S. Borrower, the Canadian Borrower, each Subsidiary Guarantor and, on and after the Qualified Exchange Transaction Date, Holdings (in its capacity as a guarantor pursuant to Section 16).

            "Holdings" shall have the meaning provided in the first paragraph of this Agreement.

            "Holdings Common Stock" shall have the meaning provided in Section 7.13(a).

            "Holdings Guaranty" shall mean the guaranty of Holdings pursuant to
      Section 16 of this Agreement.

            "Holdings PIK Notes" shall mean Indebtedness of Holdings evidenced by pay-in-kind subordinated promissory notes issued (I) in exchange for Senior Subordinated Notes in connection with the Minimum Senior Subordinated Notes Exchange Transaction, the Maximum Senior Subordinated Notes Exchange Transaction or an Alternative Senior Subordinated Notes Exchange Transaction and (II) to pay in kind regularly accruing interest on any such theretofore outstanding subordinated promissory notes, which Indebtedness (i) shall provide that the interest rate applicable thereto does not exceed 12.0% per annum, of which no more than 1.0% shall be paid in cash, with the remaining portion of such interest to be payable solely in kind, (ii) shall not mature prior to the seventh anniversary of the date of the consummation of the Exchange Transaction, (iii) has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the Senior Subordinated Notes, (iv) does not (x) in the case of Indebtedness referred to in clause (I) above, increase the amount of Indebtedness outstanding immediately prior to such issuance and exchange or (y) provide for any guarantors or security, (v) has substantially the same (or, from the perspective of the Banks, more favorable) subordination provisions, if any, as applied to the Senior Subordinated Notes, provided that, in any event, such subordination shall prohibit the payment of any such Indebtedness (and cash interest obligations with respect thereto) upon the occurrence of a Default or an Event of Default and contain a complete suspension of remedies at all times Obligations are outstanding, (vi) has no negative covenants or mandatory prepayment provisions, other than a "change of control" put on terms no less favorable to Holdings and its Subsidiaries than that previously existing with respect to the Senior Subordinated Notes, (vii) has terms and conditions (including, without limitation, with respect to the amortization, redemption provisions, defaults and remedies), that are not, taken as a whole, less favorable in any material respect to Holdings and its Subsidiaries than those previously existing with respect to the Senior Subordinated Notes; provided that terms and conditions of such Indebtedness specifically required pursuant to the other subclauses of this definition shall not be taken into account in making any determination pursuant to this clause (vii), and (viii) unless issued pursuant to the Alternative Senior Subordinated Notes Exchange Transaction, shall otherwise conform in all material respects with the terms and conditions of, and the requirements for, such Indebtedness (including, without limitation, with respect to amortization, redemption provisions, voting rights, maturities, covenants, defaults, subordination and remedies) as provided for the "Junior PIK Notes" as set forth in the "Description of Junior PIK Notes" included in the Exchange Transaction Offering Memorandum, in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

            "Holdings PIK Notes Documents" shall mean the Holdings PIK Notes Indenture, the Holdings PIK Notes and each other agreement, document or instrument relating to the issuance of the Holdings PIK Notes, in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

            "Holdings PIK Notes Indenture" shall mean any indenture or similar agreement entered into in connection with the issuance of Holdings PIK Notes, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

            "Maximum Permitted Acquisition Leverage Ratio" shall mean, at any time, (i) for purposes of Section 9.10(a), the maximum Adjusted Total Leverage Ratio which may exist pursuant to Section 9.10(a) without giving rise to a Default or Event of Default at such time, adjusted by reducing the ratio appearing in such maximum Adjusted Total Leverage Ratio by 0.25 and (ii) for purposes of Section 9.10(b), the maximum Adjusted Senior Leverage Ratio which may exist pursuant to Section 9.10(b) without giving rise to a Default or Event of Default at such time, adjusted by reducing the ratio appearing in such maximum Adjusted Senior Leverage Ratio by 0.25.

            "Maximum Senior Subordinated Notes Exchange Transaction" shall mean, collectively, (i) the Senior Subordinated Notes Exchange Offer/Consent Solicitation Consummation and the satisfaction of the 90% Senior Subordinated Notes Exchange Condition in connection therewith, (ii) the Assignment, Assumption and Contribution, (iii) the issuance by Holdings and QDI LLC of their respective Exchange Units in exchange for outstanding Senior Subordinated Notes held by members of the Ares Group in an aggregate principal amount equal to approximately $22,500,000, with each such holder of Senior Subordinated Notes to receive Exchange Units in accordance with the Exchange Formula, (iv) in the event the Apollo Preferred Stock Exchange Condition has not been satisfied, the issuance by Holdings and QDI LLC of their respective Exchange Units in exchange for outstanding Senior Subordinated Notes held by members of the Apollo Group and the Pre-Approved Management Participants in an aggregate principal amount equal to approximately $30,500,000, with each such holder of Senior Subordinated Notes to receive Exchange Units in accordance with the Exchange Formula, (v) in the event the Apollo Preferred Stock Exchange Condition has been satisfied, the consummation of each of the Apollo Preferred Stock Exchange and the Pre-Approved Management Participants

      Preferred Stock Exchange, and (vii) the execution and delivery of the Senior Subordinated Notes Indenture Supplement by the U.S. Borrower and the Senior Subordinated Notes Indenture Trustee upon receipt of the requisite consent of the holders of outstanding Senior Subordinated Notes to the Senior Subordinated Notes Indenture Amendment.

            "Maximum Senior Subordinated Notes Exchange Transaction Documents" shall mean and include (i) the Senior Subordinated Notes Exchange Offer/Consent Solicitation Documents, (ii) the Senior Subordinated Secured Notes Documents, (iii) the Exchange Units, (iv) in the event the Apollo Preferred Stock Exchange Condition has been satisfied, the Apollo Preferred Stock Exchange Documents and the Pre-Approved Management Participants Preferred Stock Exchange Documents, (v) the Senior Subordinated Notes Indenture Supplement, (vi) the Assignment, Assumption and Contribution Agreement and (vii) the other agreements, documents and instruments entered into in connection with the Maximum Senior Subordinated Notes Exchange Transaction, in each case as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

            "Mexican Local Law Pledge Agreement" shall mean, on and after the delivery and execution thereof, a Pledge Agreement in the form of Exhibit G-4, as amended, amended and restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

            "Mexican Security Agreement" shall mean, on and after the delivery and execution thereof, a Guaranty in the form of Exhibit H-4, as amended, amended and restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

            "Mexican Security Documents" shall mean, on and after the execution and delivery thereof, the Mexican Security Agreement and the Mexican Local Law Pledge Agreement.

            "Mexican Subsidiaries Guaranty" shall mean, on and after the delivery and execution thereof, a Guaranty in the form of Exhibit I-4, as amended, amended and restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

            "Mexican Subsidiary" shall mean each Subsidiary of Holdings organized in Mexico or any state thereof.

            "Mexican Subsidiary Guarantor" shall mean each Wholly-Owned Subsidiary of Holdings that is a Mexican Subsidiary and that is or becomes a party to the Mexican Subsidiaries Guaranty.

            "Minimum Senior Subordinated Notes Exchange Condition" shall mean the condition set forth in the Exchange Transaction Offering Memorandum requiring that the holders of at least $61,300,000 of principal of Senior Subordinated Notes (excluding Senior Subordinated Notes held by the Pre-Approved Noteholder Group) shall have validly tendered (and not withdrawn) Senior Subordinated Notes pursuant to the Senior Subordinated Notes Exchange Offer/Consent Solicitation (or, in the case of an Alternative Senior Subordinated Notes Exchange Transaction, on such other terms and conditions as may be agreed by Holdings and the holders of Senior Subordinated Notes).

            "Minimum Senior Subordinated Notes Exchange Transaction" shall mean, collectively, (i) the Senior Subordinated Notes Exchange Offer/Consent Solicitation Consummation and the satisfaction of the Minimum Senior Subordinated Notes Exchange Condition (and the failure of the 90% Senior Subordinated Notes Exchange Condition to be satisfied) in connection therewith, (ii) the Assignment, Assumption and Contribution, (iii) the issuance by Holdings and QDI LLC of their respective Exchange Units in exchange for outstanding Senior Subordinated Notes held by members of the Pre-Approved Noteholder Group in an aggregate principal amount of $53,000,000, with each such holder of Senior Subordinated Notes to receive Exchange Units in accordance with the Exchange Formula, and (iv) the execution and delivery of the Senior Subordinated Notes Indenture Supplement by Holdings and the Senior Subordinated Notes Indenture Trustee upon receipt of the requisite consent of the holders of outstanding Senior Subordinated Notes to the Senior Subordinated Notes Indenture Amendment.

            "Minimum Senior Subordinated Notes Exchange Transaction Documents" shall mean and include (i) the Senior Subordinated Notes Exchange Offer/Consent Solicitation Documents, (ii) the Senior Subordinated Secured Notes Documents, (iii) the Exchange Units, (iv) the Senior Subordinated Notes Indenture Supplement, (v) the Assignment, Assumption and Contribution Agreement and (vi) the other agreements, documents and instruments entered into in connection with the Minimum Senior Subordinated Notes Exchange Transaction, in each case as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

            "Minimum Senior Subordinated Notes Indenture Amendment Condition" shall mean the condition requiring that the holders of at least a majority of the principal amount of the Senior Subordinated Notes (excluding Senior Subordinated Notes held by Holdings and its Affiliates (as defined in the Senior Subordinated Notes Indenture)) shall have consented to the Senior Subordinated Notes Indenture Amendment.

            "Minority Noteholders Senior Subordinated Notes Exchange Transaction" shall mean (i) the Senior Subordinated Notes Exchange Offer/Consent Solicitation Consummation and (ii) the exchange by members of the Pre-Approved Noteholder Group of Senior Subordinated Notes held by them in aggregate principal amount equal to $53,000,000 for Senior Secured Notes in a like principal amount, in each case upon the failure of the Minimum Senior Subordinated Notes Exchange Condition to be satisfied pursuant to the Senior Subordinated Notes Exchange Offer/Consent Solicitation.

            "Minority Noteholders Senior Subordinated Notes Exchange Transaction Documents" shall mean and include (i) the Senior Subordinated Notes Exchange Offer/Consent Solicitation Documents, (ii) the Senior Secured Notes Documents and (iii) the other agreements, documents and instruments entered into in connection with the

      Minority Noteholders Senior Subordinated Notes Exchange, in each case as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

            "90% Senior Subordinated Notes Exchange Condition" shall mean, collectively, the condition to the Apollo Preferred Stock Exchange set forth in the Exchange Transaction Offering Memorandum requiring that the holders of at least $78,300,000 of principal of Senior Subordinated Notes (excluding Senior Subordinated Notes held by the Pre-Approved Noteholder Group) shall have validly tendered (and not withdrawn) Senior Subordinated Notes pursuant to the Senior Subordinated Notes Exchange Offer/Consent Solicitation.

            "Non-Guarantor Subsidiary" shall mean each Subsidiary of Holdings (other than a Borrower) which, on and after the consummation of the Exchange Transaction, is not a Subsidiary Guarantor.

            "Non-Qualified Jurisdiction" shall mean, at any time, each jurisdiction which is not a Qualified Jurisdiction at such time.

            "Permanent Exchange Senior Secured Notes" shall mean senior secured notes issued in exchange for Senior Secured Notes pursuant to the Senior Secured Notes Indenture, which Permanent Exchange Senior Notes are substantially identical securities to the originally issued Senior Secured Notes and shall be issued pursuant to a registered exchange offer or private exchange offer for the originally issued Senior Secured Notes; provided that in no event will the issuance of any Permanent Exchange Senior Secured Notes increase the aggregate principal amount of Senior Secured Notes theretofore outstanding or otherwise result in an increase in the interest rate applicable to the Senior Secured Notes (or the portion of interest thereon payable in cash).

            "Permanent Exchange Senior Subordinated Secured Notes" shall mean senior subordinated secured notes issued in exchange for Senior Subordinated Secured Notes pursuant to the Senior Subordinated Secured Notes Indenture, which Permanent Exchange Senior Subordinated Notes are substantially identical securities to the originally issued Senior Subordinated Secured Notes and shall be issued pursuant to a registered exchange offer or private exchange offer for the originally issued Senior Subordinated Secured Notes; provided that in no event will the issuance of any Permanent Exchange Subordinated Senior Secured Notes increase the aggregate principal amount of Senior Subordinated Secured Notes theretofore outstanding or otherwise result in an increase in the interest rate applicable to the Senior Subordinated Secured Notes (or the portion of interest thereon payable in cash).

            "Permitted Holdings Subordinated Refinancing Indebtedness" shall mean Indebtedness of Holdings issued or given in exchange for, or the proceeds of which are used to refinance, the Senior Subordinated Notes, so long as (a) no such Indebtedness is issued prior to the earlier to occur of (x) the day following the date of the consummation of the Exchange Transaction and (y) October 1, 2002, (b) such Indebtedness has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the respective Indebtedness to be so exchanged or refinanced, (c) such issuance, exchange or refinancing does not (i) increase the amount of such Indebtedness outstanding immediately prior to such issuance, exchange or refinancing or (ii) add guarantors, obligors or security from that which applied to the Senior Subordinated Notes, (d) such Indebtedness has substantially the same (or, from the perspective of the Banks, more favorable) subordination provisions, if any, as applied to the Senior Subordinated Notes, and (e) all other terms of such exchange or refinancing (including, without limitation, with respect to the amortization schedules, redemption provisions, maturities, covenants, defaults and remedies), are not, taken as a whole, materially less favorable to Holdings and its Subsidiaries than those previously existing with respect to the Indebtedness to be so exchanged or refinanced.

            "Permitted QDI LLC Subordinated Refinancing Indebtedness" shall mean Indebtedness of QDI LLC issued or given in exchange for, or the proceeds of which are used to refinance, the Senior Subordinated Secured Notes, so long as (a) such Indebtedness has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the respective Indebtedness to be so exchanged or refinanced, (b) such issuance, exchange or refinancing does not (i) increase the amount of such Indebtedness outstanding immediately prior to such issuance, exchange or refinancing or (ii) add guarantors, obligors or security from that which applied to the Senior Subordinated Notes (but not the Senior Subordinated Secured Notes), (c) such Indebtedness has substantially the same (or, from the perspective of the Banks, more favorable) subordination provisions, if any, as applied to the Senior Subordinated Secured Notes, and (d) all other terms of such exchange or refinancing (including, without limitation, with respect to the amortization schedules, redemption provisions, maturities, covenants, defaults and remedies), are not, taken as a whole, materially less favorable to QDI LLC and its Subsidiaries than those previously existing with respect to the Indebtedness to be so exchanged or refinanced.

            "Permitted Subordinated Refinancing Indebtedness" shall mean and include Permitted Holdings Subordinated Refinancing Indebtedness and Permitted QDI LLC Subordinated Refinancing Indebtedness.

            "PIK Preferred Stock" shall mean (i) at all times prior to the consummation of the Exchange Transaction, the 13.75% pay-in-kind preferred stock of Holdings, $.01 par value per share, originally issued to Apollo Investment Fund, L.P. and the Seller on the Restatement Effective Date and
      (ii) thereafter, the 13.75% cumulative accreting preferred stock of Holdings, $.01 par value per share, which preferred stock shall (w) provide for the payment of accrued Dividends by way of an increase in the liquidation preference of outstanding shares thereof, (x) provide by its terms that Dividends thereon shall not be required to be paid in cash at any time (and to the extent) that such payment would be prohibited by the terms of this Agreement or any other agreement of Holdings relating to outstanding Indebtedness, (y) not contain any mandatory redemption, put, repurchase, repayment, sinking fund or other similar provision (including, without limitation, upon the occurrence of a Change of Control Event or a sale of all or substantially all of the assets of

      Holdings and its Subsidiaries) or any right on the part of the holder thereof to require the redemption thereof, in whole or in part, in any such case prior to September 15, 2006 (or, in the case (and only in the case) of a mandatory put or redemption upon the occurrence of a "change of control event" or the sale of all or substantially all the assets of Holdings and its Subsidiaries, the earlier to occur of (I) the date upon which all outstanding Loans, interest and other Obligations owing hereunder shall have been repaid in full in cash and all of Notes, Commitments and Letters of Credit shall have been terminated and (II) the date on which Holdings shall have obtained from the Banks a consent to such put or redemption) and (z) unless issued pursuant to the Alternative Senior Subordinated Notes Exchange Transaction, otherwise conform in all material respects with the terms and conditions of, and the requirements for, such preferred stock as described in the Exchange Transaction Offering Memorandum (including, without limitation, with respect to voting and redemption rights), in each case as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

            "PIK Preferred Stock Documents" shall mean the PIK Preferred Stock, the organizational documents of Holdings governing the same and the other documents executed and delivered in connection with any issuance of the PIK Preferred Stock, in each case as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

            "Pledge Agreements" shall mean and include the U.S. Pledge Agreement, the Canadian Pledge Agreements and, on and after the execution and delivery thereof, the Mexican Local Law Pledge Agreement and any other pledge agreement entered into pursuant to Section 8.11 or 13.23.

            "Pre-Approved Management Participants" shall mean Thomas L. Finkbiner, Michael A. Grimm, Dennis R. Farnsworth, Keith J. Margelowsky, Denny R. Copeland and Douglas B. Allen.

            "Pre-Approved Management Participants Preferred Stock Exchange" shall mean, in the event the Apollo Preferred Stock Exchange is consummated, the exchange by certain Pre-Approved Management Participants of Senior Subordinated Notes in an aggregate principal amount equal to approximately $1,000,000 held by them for PIK Preferred Stock with an initial aggregate liquidation preference of like amount issued by Holdings pursuant to, and in accordance with the terms of, the Pre-Approved Management Participants Preferred Stock Exchange Documents.

            "Pre-Approved Management Participants Preferred Stock Exchange Documents" shall mean the PIK Preferred Stock, the organizational documents of Holdings governing the PIK Preferred Stock and the other agreements and documents entered into in connection with the Pre-Approved Management Participants Preferred Stock Exchange, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent.

            "Pre-Approved Noteholder Group" shall mean, collectively, (i) the Apollo Group,

      (ii) Ares Group and (iii) the Pre-Approved Management Participants.

            "QDI LLC" shall mean Quality Distribution LLC, a Delaware limited liability company and at all times after the formation thereof, a direct Wholly-Owned Subsidiary of the U.S. Borrower.

            "Qualified Exchange Transaction" shall mean any Exchange Transaction (other than the Minority Noteholders Senior Subordinated Notes Exchange Transaction) which results in the reduction by at least $40,000,000 of the amount of the outstanding Consolidated Debt immediately prior to giving effect thereto (but only to the extent such reduction results from such Exchange Transaction and not from any other repayment, forgiveness or other satisfaction of Indebtedness of Holdings and its Subsidiaries).

            "Qualified Exchange Transaction Date" shall mean the date of the consummation of any Qualified Exchange Transaction.

            "Qualified Jurisdiction" shall mean (x) at any time prior to the consummation of the Exchange Transaction, (i) the United States or any state or territory thereof and (ii) Canada and any province thereof and
      (y) at any time after the consummation of the Exchange Transaction, (i) the United States or any state or territory thereof, (ii) Canada or any province thereof and (iii) Mexico or any state thereof.

            "Qualified Preferred Stock" shall mean any Preferred Stock of Holdings which (x) provides by its terms that Dividends thereon shall not be required to be paid in cash at any time (and to the extent) that such payment would be prohibited by the terms of this Agreement or any other agreement of Holdings or any of its Subsidiaries relating to outstanding Indebtedness and (y) by its terms (or the terms of any security into which it is convertible or for which it is exchangeable) does not mature and does not contain any mandatory redemption, put, repurchase, repayment, sinking fund or other similar provision (including, without limitation, upon the occurrence of a Change of Control Event or a sale of all or substantially all of the assets of Holdings and its Subsidiaries) or any right on the part of the holder thereof to require the repurchase or redemption thereof, in whole or in part, in any such case prior to the date occurring two years after the Tranche D Term Loan Maturity Date (or, in the case (and only in the case) of a mandatory put or redemption upon the occurrence of a "change of control event" or the sale of all or substantially all the assets of Holdings and its Subsidiaries provided for in a Qualified Preferred Stock issued pursuant to the Alternative Senior Subordinated Notes Exchange Transaction, the earlier to occur of (I) the date upon which all outstanding Loans, interest and other Obligations owing hereunder shall have been repaid in full in cash and all of Notes, Commitments and Letters of Credit shall have been terminated and (II) the date on which Holdings shall have obtained from the Banks a consent to such put or redemption).

            "Secured Bank Creditors" shall mean (i) the Bank Creditors under, and as defined in, the respective Security Documents and (ii) the Other Creditors under, and as defined in, the respective Security Documents.

            "Security Agreements" shall mean and include the U.S. Security Agreement, each Canadian Security Document, the Mexican Security Agreement and each Additional Foreign Security Agreement.

            "Security Documents" shall mean and include each U.S. Security Document, each Canadian Security Document, each Mexican Security Document, each Additional Foreign Security Agreement, each Mortgage, each Additional Security Document, if any, and each pledge agreement entered into pursuant to Section 13.24, if any.

            "Seller" shall mean certain existing shareholders of CLC on the Restatement Effective Date (immediately prior to giving effect to the CLC Merger).

            "Senior Secured Notes" shall mean any Indebtedness of Holdings evidenced by senior secured notes issued (I) in exchange for up to $114,299,999 in aggregate principal amount of then outstanding Senior Subordinated Notes and (II) to pay in kind regularly accruing interest on any such theretofore outstanding senior secured notes, so long as (a) in the case of the Indebtedness referred to in clause (I) above, the aggregate principal amount of such Indebtedness does not exceed the aggregate outstanding principal amount of the Senior Subordinated Notes being so exchanged, (b) such Indebtedness has a final maturity no earlier than the sixth anniversary of the date of incurrence thereof, (c) the interest rate applicable to such Indebtedness does not exceed 10.0% per annum, of which no more than 5.0% shall be paid in cash, with the remaining portion of such interest to be payable in kind, (d) such Indebtedness does not (x) add guarantors from that which applied to the Senior Subordinated Notes, except to the extent such additional guarantors are first required to provide guaranties of the Obligations hereunder and are not Foreign Subsidiaries of Holdings, (y) add obligors from that which applied to the Senior Subordinated Notes (excluding, for avoidance of doubt, guarantors) and (z) provide for security, except pursuant to the Security Documents (as contemplated by Section 9.03(c)), (e) all terms and conditions of such Indebtedness (including, without limitation, with respect to amortization, redemption provisions, voting rights, maturities, covenants, defaults and remedies) conform in all material respects with the terms and conditions applicable to the "10% Senior Secured Notes" set forth in the "Description of the 10% Senior Secured Notes" included in the Exchange Transaction Offering Memorandum, (f) such Indebtedness (or the documentation governing the same) shall (x) provide for payment blockage of all interest owing thereunder (including unpaid interest on the Senior Subordinated Notes which accrues through the date of the consummation of the Exchange Transaction but which becomes payable after such date under (and pursuant to the terms of) the documentation governing such Indebtedness) on the terms provided in the "Description of the 10% Senior Secured Notes" included in the Exchange Transaction Offering Memorandum and (y) in any event, afford Holdings and its Subsidiaries the same (or greater) flexibility to incur secured Indebtedness under this Agreement and the Guaranties (on a first-Lien priority basis) as is currently provided in the Senior Subordinated Notes Indenture and (g) the documentation governing such Indebtedness is reasonably satisfactory to the Administrative Agent. As used herein, the term "Senior Secured Notes" shall also include any Permanent Exchange Senior Secured Notes issued pursuant to the Senior Secured Notes Indenture in exchange for theretofore outstanding

      Senior Secured Notes as contemplated by the definition of Permanent Exchange Senior Secured Notes. The issuance of Senior Secured Notes shall be deemed to be a representation and warranty by Holdings that all conditions thereto have been satisfied in all material respects and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 6 and 10.

            "Senior Secured Notes Documents" shall mean the Senior Secured Notes Indenture, the Senior Secured Notes and each other agreement, document or instrument relating to the issuance of the Senior Secured Notes, in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

            "Senior Secured Notes Indenture" shall mean any indenture or similar agreement entered into in connection with the issuance of Senior Secured Notes, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

            "Senior Subordinated Notes Exchange Offer/Consent Solicitation" shall mean the exchange offer and consent solicitation with respect to outstanding Senior Subordinated Notes described in the Exchange Transaction Offering Memorandum pursuant to which (i) (x) QDI LLC and Holdings shall offer, subject to the Minimum Senior Subordinated Notes Exchange Condition and the other terms and conditions specified in the Senior Subordinated Notes Exchange Offer/Consent Solicitation Documents, to issue their respective Exchange Units in exchange for outstanding Senior Subordinated Notes held by holders of Senior Subordinated Notes (other than members of the Apollo Group and certain Pre-Approved Management Participants), with each such holder of Senior Subordinated Notes to receive Exchange Units in accordance with the Exchange Formula or
      (y) if the Minimum Senior Subordinated Notes Exchange Condition is not satisfied (but subject to the other relevant terms and conditions specified in the Senior Subordinated Notes Exchange Offer/Consent Solicitation Documents), Holdings shall offer to exchange outstanding Senior Subordinated Notes held by holders of Senior Subordinated Notes who validly tender the same, for Senior Secured Notes in a like principal amount and (ii) consents shall be solicited from the holders of the Senior Subordinated Notes (other than the Pre-Approved Noteholder Group) to a proposed amendment to the Senior Subordinated Notes Indenture (the "Senior Subordinated Notes Indenture Amendment"), which amendment shall provide for the substantial elimination of the covenants contained in the Senior Subordinated Notes Indenture (including, without limitation, limitations on restricted payments, dividends, transactions with affiliates, liens, indebtedness and guaranties by subsidiaries) and otherwise conform in all material respects with the terms of such amendment as set forth in the Exchange Transaction Offering Memorandum.

            "Senior Subordinated Notes Exchange Offer/Consent Solicitation Consummation" shall mean, collectively, (i) in the event the Minimum Senior Subordinated Notes Exchange Condition is satisfied, (x) the issuance by Holdings and QDI LLC of their respective Exchange Units in exchange for outstanding Senior Subordinated Notes tendered, and not theretofore withdrawn, by holders of Senior Subordinated Notes (other than members of the Pre-Approved Noteholder Group) on the terms provided pursuant to the Senior Subordinated Notes Exchange Offer/Consent Solicitation and (y) the receipt by Holdings of the consent of the holders of Senior Subordinated Notes tendering pursuant to the exchange described in preceding subclause (x) to the Senior Subordinated Notes Indenture Amendment in accordance with the requirements of the Senior Subordinated Notes Exchange Offer/Consent Solicitation, and (ii) in the event the Minimum Senior Subordinated Notes Exchange Condition is not satisfied, the issuance by Holdings of Senior Secured Notes in exchange for a like principal amount of outstanding Senior Subordinated Notes tendered, and not theretofore withdrawn, by holders of Senior Subordinated Notes (other than members of the Pre-Approved Noteholder Group) on the terms provided pursuant to the Senior Subordinated Notes Exchange Offer/Consent Solicitation.

            "Senior Subordinated Notes Exchange Offer/Consent Solicitation Documents" shall mean the Exchange Transaction Offering Memorandum and the other documents relating to the Senior Subordinated Notes Exchange Offer/Consent Solicitation, all of which shall be consistent with the requirements for the Exchange Transaction (other than an Alternative Senior Subordinated Notes Exchange Transaction) specified herein and otherwise be in form and substance satisfactory to the Administrative Agent.

            "Senior Subordinated Notes Indenture Amendment" shall have the meaning provided in the definition of Senior Subordinated Notes Exchange Offer/Consent Solicitation.

            "Senior Subordinated Notes Indenture Supplement" shall mean the Second Supplemental Indenture to the Senior Subordinated Notes Indenture substantially in the form of Exhibit A to the Exchange Transaction Offering Memorandum to be entered into by Holdings and the Senior Subordinated Notes Indenture Trustee to effect the Senior Subordinated Notes Indenture Amendment in connection with the Minimum Senior Subordinated Notes Exchange Transaction, the Maximum Senior Subordinated Notes Exchange Transaction or the Alternative Senior Subordinated Notes Exchange Transaction.

            "Senior Subordinated Secured Notes" shall mean any Indebtedness of QDI LLC evidenced by senior subordinated secured notes issued (I) in exchange for up to $140,000,000 in aggregate principal amount of then outstanding Senior Subordinated Notes and (II) to pay in kind regularly accruing interest on any such theretofore outstanding senior subordinated secured notes, so long as (a) in the case of the Indebtedness referred to in clause (I) above, the aggregate principal amount of any such Indebtedness so issued does not exceed the amount of Indebtedness subject to such exchange and outstanding immediately prior to such issuance and exchange, (b) such Indebtedness has a final maturity no earlier than the sixth anniversary of the date of the incurrence thereof, (c) has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the Senior Subordinated Notes, (d) such Indebtedness does not (x) add guarantors from that which applied to the Senior Subordinated Notes, except to the extent such additional guarantors are first required to provide guaranties of the Obligations hereunder and are not Foreign Subsidiaries of Holdings, (y) add obligors (excluding, for avoidance of doubt, guarantors) from that which applied to the Senior Subordinated Notes, it being understood that QDI LLC shall be permitted to become the obligor with respect to such Indebtedness rather than Holdings or (z) provide for security, except pursuant to the Security Documents (as contemplated by Section 9.03(c)), (e) such Indebtedness has subordination provisions substantially identical to (or, from the perspective of the Banks, more favorable than) the subordination provisions contained in the Senior Subordinated Notes Indenture, provided that such provisions shall (in any event) cover unpaid interest on the Senior Subordinated Notes which accrues through the date of the consummation of the Exchange Transaction but which becomes payable after such date under (and pursuant to the terms of) the documentation governing such Indebtedness), (f) such Indebtedness has terms and conditions (including, without limitation, with respect to the amortization schedules, redemption provisions, maturities, covenants, defaults and remedies), that are not, taken as a whole, less favorable in any material respect to Holdings and its Subsidiaries than those previously existing with respect to the Senior Subordinated Notes; provided that (i) the covenant applicable thereto limiting the incurrence of additional indebtedness by QDI LLC and its Subsidiaries may provide that any indebtedness incurred in reliance on the achievement of a consolidated fix charge coverage ratio may be limited to indebtedness that is pari passu with, or subordinated in right of payment to, the Senior Subordinated Secured Notes and (ii) terms and conditions of such Indebtedness specifically required (or expressly permitted) pursuant to immediately preceding clause (i) of this proviso or the other subclauses of this definition shall not be taken into account in making any determination pursuant to this clause (f), and (g) unless such Indebtedness is issued pursuant to the Alternative Senior Subordinated Notes Exchange Transaction, all other terms and conditions of such Indebtedness (including, without limitation, with respect to amortization, redemption provisions, voting rights, maturities, covenants, defaults and remedies) conform in all material respects with the terms and conditions for the "New Notes" set forth in the "Description of the New Notes" included in the Exchange Transaction Offering Memorandum, as such Indebtedness may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. As used herein, the term "Senior Subordinated Secured Notes" shall also include any Permanent Exchange Senior Subordinated Secured Notes issued pursuant to the Senior Subordinated Secured Notes Indenture in exchange for theretofore outstanding Senior Subordinated Secured Notes as contemplated by the definition of Permanent Exchange Senior Subordinated Secured Notes. The issuance of Senior Subordinated Secured Notes shall be deemed to be a representation and warranty by QDI LLC that all conditions thereto have been satisfied in all material respects and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 6 and 10.

            "Senior Subordinated Secured Notes Documents" shall mean the Senior Subordinated Secured Notes Indenture, the Senior Subordinated Secured Notes and each other agreement, document or instrument relating to the issuance of the Senior Subordinated Secured Notes, in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

            "Senior Subordinated Secured Notes Indenture" shall mean any indenture or similar agreement entered into in connection with the issuance of Senior Subordinated Secured Notes, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

            "Special Exchange Warrants" shall mean warrants issued by Holdings to holders of Senior Subordinated Notes in connection with the Minimum Senior Subordinated Notes Exchange Transaction, the Maximum Senior Subordinated Notes Exchange Transaction or an Alternative Senior Subordinated Notes Transaction, entitling each holder of $1000 principal amount of Senior Subordinated Notes to purchase 1.59 shares of Holdings Common Stock (or such different amount of shares as may be reasonably acceptable to the Administrative Agent) (as such number of shares may be adjusted after the consummation of the Exchange Transaction pursuant to applicable anti-dilution provisions).

            "Subsidiaries Guaranty" shall mean and include the U.S. Subsidiaries Guaranty and, on and after the execution and delivery thereof, the Canadian Subsidiaries Guaranty, the Mexican Subsidiaries Guaranty and each other Additional Foreign Subsidiaries Guaranty.

            "Subsidiary Guarantors" shall mean and include each U.S. Subsidiary Guarantor, each Canadian Subsidiary Guarantor, each Mexican Subsidiary Guarantor and each Additional Foreign Subsidiary Guarantor.

            "Tranche D Term Loan Exchange" shall mean (i) (x) in the event same is to be issued in connection with the Maximum Senior Subordinated Notes Exchange Transaction, the issuance by Holdings on the date of the consummation of the Maximum Senior Subordinated Notes Exchange Transaction of shares of PIK Preferred Stock with an aggregate liquidation preference of $10,000,000 (as of the date of issuance thereof), generating Net Cash Proceeds of $10,000,000 or (y) in the event same is to be issued in connection with the Alternative Senior Subordinated Notes Exchange Transaction, the issuance by Holdings on the date of the consummation of the Alternative Senior Subordinated Notes Exchange Transaction of shares of PIK Preferred Stock with an aggregate liquidation preference of up to $15,000,000 (as of the date of issuance thereof), generating Net Cash Proceeds in a like amount, (ii) the contribution by Holdings of the full amount of such Net Cash Proceeds as a cash common equity contribution to QDI LLC and (iii) the repayment by QDI LLC (as the U.S. Borrower after giving effect to the Assignment, Assumption and Contribution) of Tranche D Obligations on such date with the full amount of the proceeds of such contribution in accordance with the requirements of Sections 4.02(d) and
      (h).

            "Tranche D Term Loan Exchange Documents" shall mean the agreements, documents and instruments entered into in connection with the Tranche D Term Loan Exchange.

            "U.S. Borrower" shall mean (i) at all times on and after the Initial Borrowing Date and prior to the Qualified Exchange Transaction Date, Holdings, and (ii) at all times on and after the Qualified Exchange Transaction Date, QDI LLC.

            "U.S. Subsidiary Guarantor" shall mean each Wholly-Owned Domestic Subsidiary of Holdings (other than the U.S. Borrower (if not Holdings)) that is or becomes a party to the U.S. Subsidiaries Guaranty.

            128. Section 12.01 of the Credit Agreement is hereby amended by deleting each reference to the text "Borrower" appearing in the penultimate and last sentences of said Section and inserting the text "Credit Agreement Party" in lieu thereof.

            129. Section 12.03 of the Credit Agreement is hereby amended by (i) deleting the text "made by the Borrowers" appearing in said Section and inserting the text "made by any Credit Agreement Party" in lieu thereof and (ii) deleting each reference to the text "any Borrower" appearing in said Section and inserting the text "any Credit Agreement Party" in lieu thereof.

            130. Section 12.06 of the Credit Agreement is hereby amended by deleting each reference to the text "Borrower" appearing in said Section and inserting the text "Credit Agreement Party" in lieu thereof.

            131. Sections 12.07 and 12.08 of the Credit Agreement are hereby amended by deleting each reference to the text "the U.S. Borrower" appearing in said Sections and inserting the text "Holdings" in lieu thereof.

            132. Sections 13.01 and 13.02 of the Credit Agreement are hereby amended by (i) in the case of Section 13.01, deleting the text "The U.S. Borrower agrees" appearing in said Section and inserting the text "The Credit Agreement Parties jointly and severally agree" in lieu thereof and (ii) after giving effect to the amendment described in preceding clause (i), deleting each reference to the text "the U.S. Borrower" appearing in said Sections and inserting the text "Holdings" in lieu thereof.

            133. Section 13.04(a) of the Credit Agreement is hereby amended by deleting each reference to the text "Borrower" appearing in said Section and inserting the text "Credit Agreement Party" in lieu thereof.

            134. Section 13.07(a) of the Credit Agreement is hereby amended by deleting each reference to the text "the U.S. Borrower" appearing in said Section and inserting the text "Holdings" in lieu thereof.

            135. Section 13.07 of the Credit Agreement is hereby amended by inserting the following new clause (e) at the end of said Section.

            "(e) Notwithstanding anything herein to the contrary, for all purposes hereunder (including, without limitation, for purposes of Sections 4.02, 8.14, 9.04, 9.06, 9.09, 9.10, 9.12, and the definitions of
      Adjusted Senior Leverage Ratio, Adjusted Total Leverage Ratio and Qualified Exchange Transaction), the amount of Indebtedness, Consolidated Debt and Consolidated Senior Debt represented by the Senior Secured Notes, the Senior Subordinated Secured Notes and Holdings PIK Notes shall be the principal amount thereof, notwithstanding that under GAAP the "carrying value" required to be shown on a balance sheet may be in excess of the principal amount thereof.".

            136. Section 13.08(a) of the Credit Agreement is hereby amended by deleting each reference to the term "Borrower" appearing in said Section and inserting the text "Credit Agreement Party" in lieu thereof.

            137. Sections 13.08(b) and 13.09 of the Credit Agreement are hereby amended by deleting each reference to the text "Borrower" appearing in said Sections and inserting the text "Credit Agreement Party" in lieu thereof.

            138. Section 13.15(a) of the Credit Agreement is hereby amended by deleting each reference to the text "the U.S. Borrower" appearing in said Section and inserting the text "Holdings" in lieu thereof.

            139. Section 13.15(b) of the Credit Agreement is hereby amended by deleting each reference to the text "Borrower" appearing in said Section and inserting the text "Credit Agreement Party" in lieu thereof.

            140. Section 13.19 of the Credit Agreement is hereby amended by (i) inserting the following new clause (f) immediately after clause (e) appearing in said Section:

            "(f) Certain Other Security Documents. All actions with respect to Security Documents and amendments thereto which would otherwise required to be taken on the date of the consummation of the Exchange Transaction pursuant to Section 8.20(b)(iii) in the absence of this Section 13.19(f) shall not be required to be taken until 15 days following the date of the consummation of the Exchange Transaction (or such later date (not to exceed 45 days following the date of the consummation of the Exchange Transaction) acceptable to the Administrative Agent).

and (ii) inserting the text "or the date of the consummation of the Exchange Transaction, as the case may be" immediately after the text "Restatement Effective Date" appearing in the last paragraph of said Section.

            141. Section 13.21(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 13.21(a) in lieu thereof:

            "(a) The parties hereto acknowledge and agree that notwithstanding anything to the contrary in this Agreement (i) the Obligations of the U.S. Borrower and of Holdings (if not the U.S. Borrower) under this Agreement are solely those of the U.S. Borrower or Holdings (if not the U.S. Borrower), as the case may be, and not the Canadian Borrower

      (which shall have no liability therefor), except that the Canadian Borrower shall be liable under the Canadian Borrower's Guaranty, as, and to the extent, provided therein, (ii) none of the provisions of this Agreement or any other Credit Document are intended to result in the Canadian Borrower furnishing any form of "financial assistance" within the meaning of Section 123.66 of the Companies Act (Quebec) (including, without limitation, the granting of security) to the U.S. Borrower and/or to Holdings (if not the U.S. Borrower), (iii) any indemnities or other amounts owing under Section 13.01 for which the Credit Agreement Parties may be deemed to be jointly and severally liable shall instead constitute the joint and several obligations of the U.S. Borrower and of Holdings (if not the U.S. Borrower) only and shall not be obligations of the Canadian Borrower under this Agreement (although the Canadian Borrower shall remain liable under the Canadian Borrower's Guaranty as, and to the extent, provided therein) and (iv) under no circumstances shall the Canadian Borrower be required by the terms of this Agreement, any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement the obligations under which are secured by any Security Document to provide "financial assistance" to the U.S. Borrower and/or Holdings (if not the U.S. Borrower) (as such term may be interpreted by a court of competent jurisdiction in Quebec in considering the application of Section
      123.66 of the Companies Act (Quebec)).".

            142. Section 13.23 of the Credit Agreement is hereby amended by inserting the text "(until the indefeasable repayment in full of all outstanding Senior Subordinated Notes)" immediately after the text "were incurred (or will" appearing in clause (i) of said Section.

            143. Section 13 of the Credit Agreement is hereby further amended by inserting the following new Sections 13.24 and 13.25 at the end of said Section:

            "13.24 Special Provisions Regarding Pledges of Equity Interests in, and Promissory Notes Owed by, Persons Not Organized in Qualified Jurisdictions. The parties hereto acknowledge and agree that the provisions of the various Security Documents executed and delivered by the Credit Parties require that, among other things, all promissory notes executed by, and equity interests in, various Persons owned by the respective Credit Party be pledged, and delivered for pledge, pursuant to the Security Documents. The parties hereto further acknowledge and agree that each Credit Party shall be required to take all actions under the laws of the jurisdiction in which such Credit Party is organized as may be reasonably required to create and perfect all security interests granted pursuant to the various Security Documents and to take all actions under the laws of each Qualified Jurisdiction as may be reasonably required to perfect the security interests in the equity interests of, and promissory notes issued by, any Person organized under the laws of a Qualified Jurisdiction (in each case, to the extent said equity interests or promissory notes are owned by any Credit Party). Except as provided in the immediately preceding sentence, to the extent any Security Document requires or provides for the pledge of promissory notes issued by, or equity interests in, any Person organized under the laws of a Non-Qualified Jurisdiction, it is acknowledged that, as of the Fifth Amendment Effective Date, no actions have been required to be taken to perfect, under local law of the jurisdiction of the Person who issued the respective promissory notes or whose equity interests are pledged, under the Security Documents. The Borrowers hereby agree that, following any request by the Administrative Agent or Required Banks to do so, each Borrower shall, and shall cause its Subsidiaries to, take such actions (including, without limitation, the execution of Additional Security Documents, the making of any filings and the delivery of appropriate legal opinions) under the local law of any jurisdiction with respect to which such actions have not already been taken as are reasonably determined by the Administrative Agent or Required Banks to be necessary or desirable in order to fully perfect, preserve or protect the security interests granted pursuant to the various Security Documents under the laws of such jurisdictions. If requested to do so pursuant to this Section 13.24, all such actions shall be taken in accordance with the provisions of this Section 13.24 and Section 8.11 and within the time periods set forth therein (or such longer periods as the Collateral Agent may agree in any given case). All conditions and representations contained in this Agreement and the other Credit Documents shall be deemed modified to the extent necessary to effect the foregoing and so that same are not violated by reason of the failure to take actions under local law (but only with respect to equity interests in, and promissory notes issued by, Persons organized under laws of Non-Qualified Jurisdictions) not required to be taken in accordance with the provisions of this Section 13.24, provided that to the extent any representation or warranty would not be true because the foregoing actions were not taken, the respective representation of warranties shall be required to be true and correct in all material respects at such time as the respective action is required to be taken in accordance with the foregoing provisions of this Section 13.24 or pursuant to Section 8.11.

            13.25 Acknowledgements Regarding Collateral Bonds. For greater certainty, and without limiting the powers of the Collateral Agent hereunder or under any of the other Credit Documents, it is hereby acknowledged and agreed that each Credit Party and each of their respective Subsidiaries may issue and pledge to the Collateral Agent, as security for any of their respective indebtedness and liabilities under any of the Credit Documents and any Interest Rate Protection Agreement or Other Hedging Agreement with a Bank and/or any of its affiliates to which any such Person is a party, bonds or debentures (any such bond or debenture so issued and pledged, individually, a "Collateral Bond" and, collectively, the "Collateral Bonds") secured by a hypothec charging any and all of their property and assets and granted pursuant to the laws of the Province of Quebec to a fonde de pouvoir (holder of the power of attorney) of the holder(s) of the related Collateral Bonds. In that respect, each Bank, for itself and for all present and future affiliates that may from time to time enter into any Interest Rate Protection Agreement or Other Hedging Agreement with any Credit Party and their respective successors and assigns (collectively, the "Secured Creditor Parties"), acknowledges and agrees that the Collateral Agent shall hold each of the Collateral Bonds so issued to it in pledge for its benefit and for the benefit of each of the Secured Creditor Parties, and to the full extent necessary, each Bank, acting in the aforesaid manner, hereby appoints the Collateral Agent for such purposes. Each assignee of any Bank and any other Secured Party Creditor shall be deemed to have confirmed and ratified the constitution of the Collateral Agent to act in the manner set out in this Section 13.25 upon becoming a Bank under this Credit Agreement or a party to such Interest Rate Protection Agreement or Other Hedging

      Agreement, as the case may be. Notwithstanding the provisions of Section 32 of An Act Respecting the Special Powers of Legal Persons (Quebec), the fonde de pouvoir (person holding the power of attorney) of the holder(s) of any of the Collateral Bonds in whose favor a hypothec securing any such Collateral Bond is granted may (but need not) be the Collateral Agent to whom such Collateral Bond has been issued and pledged. Each Secured Creditor Party (by accepting the benefits of each Credit Document and each Interest Rate Protection Agreement and each Other Hedging Agreement with any Credit Party) and each Credit Agreement Party (for itself and its Subsidiaries) (i) acknowledges that each Collateral Bond constitutes a title of indebtedness, as such term is used in Article 2692 of the Civil Code of Quebec, as amended and (ii) authorizes the Collateral Agent to appoint, if requested by any Canadian Credit Party, another collateral agent (which shall be a financial institution or trust company incorporated under the laws of Canada or any province thereof) for purposes of holding any of the Collateral Bonds which may be issued by any Canadian Credit Party as contemplated above and of acting in respect of such Collateral Bond in any capacity that the Collateral Agent may act pursuant to this Section 13.25, all at the expense of the Canadian Credit Parties.".

            144. Section 15 of the Credit Agreement is hereby amended by deleting each reference to "Secured Creditors" appearing therein and inserting the text "Secured Bank Creditors" in lieu thereof.

            145. Sections 15.01, 15.10 and 15.11 of the Credit Agreement are hereby amended by deleting each reference to the text "the U.S. Borrower" appearing in said Sections and inserting the text "Holdings" in lieu thereof.

            146. Each reference to "either Borrower" appearing in Sections 15.02 and 15.03 of the Credit Agreement are hereby deleted and replaced with the term "any Credit Agreement Party".

            147. Section 15.13 of the Credit Agreement is hereby amended by (i) deleting the text "U.S. Subsidiary" in each instance it appears in said Section and (ii) deleting the word "Guaranty" appearing in said Section and inserting the word "Guaranties" in lieu thereof.

            148. The Credit Agreement is hereby further amended by inserting the following new Section 16 immediately after Section 15.14 of the Credit
Agreement:

            "SECTION 16.  Holdings Guaranty.

            16.01 Holdings Guaranty. In order to induce the Banks to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by Holdings from the proceeds of the Loans and the issuance of the Letters of Credit, Holdings hereby agrees with the Banks as follows: Holdings hereby unconditionally and irrevocably guarantees, as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guaranteed Obligations to the Guaranteed Creditors. If any or all of the Guaranteed Obligations to the Guaranteed Creditors becomes due and payable hereunder, Holdings unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, together with any and all expenses which may be incurred by the Guaranteed Creditors in collecting any of the Guaranteed Obligations. This Holdings Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrowers), then and in such event Holdings agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Holdings, notwithstanding any revocation of this Holdings Guaranty or any other instrument evidencing any liability of any Borrower, and Holdings shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

            16.02 Bankruptcy. Additionally, Holdings unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations to the Guaranteed Creditors whether or not due or payable by any Borrower upon the occurrence of any of the events specified in Section 10.05, and unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand.

            16.03 Nature of Liability. The liability of Holdings hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations whether executed by Holdings, any other guarantor or by any other party, and the liability of Holdings hereunder is not affected or impaired by (a) any direction as to application of payment by any Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by any Borrower, or (e) any payment made to the Guaranteed Creditors on the Guaranteed Obligations which any such Guaranteed Creditor repays to any Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Holdings waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

            16.04 Independent Obligation. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Holdings Guaranty, and this Holdings Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations. The obligations of Holdings hereunder are independent of the obligations of any Borrower, any other guarantor or any other Person, and a separate action or actions may be brought and prosecuted against Holdings whether or not action is brought against any Borrower, any other guarantor or any other Person and whether or not any Borrower, any other guarantor or any other Person be joined in any such action or actions. Holdings waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by a Borrower or other circumstance which operates to toll any statute of limitations as to such Borrower shall operate to toll the statute of limitations as to Holdings.

            16.05 Authorization. Holdings authorizes the Guaranteed Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

            (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and this Holdings Guaranty made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

            (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

            (c) exercise or refrain from exercising any rights against any Borrower or others, or otherwise act or refrain from acting;

            (d) release or substitute any one or more endorsers, guarantors, Borrowers or other obligors;

            (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Borrower to its creditors other than the Guaranteed Creditors;

            (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Borrower to the Guaranteed Creditors regardless of what liability or liabilities of such Borrower remain unpaid;

            (g) consent to or waive any breach of, or any act, omission or default under, this Agreement, any other Credit Document or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify or supplement this Agreement, any other Credit Document or any of such other instruments or agreements; and/or

            (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Holdings from its liabilities under this Holdings Guaranty.

            16.06 Reliance. It is not necessary for the Guaranteed Creditors to inquire into the capacity or powers of any Borrower or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

            16.07 Subordination. Any of the indebtedness of any Borrower now or hereafter owing to Holdings is hereby subordinated to the Guaranteed Obligations of such Borrower owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of such Borrower to Holdings shall be collected, enforced and received by Holdings for the benefit of the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the Guaranteed Obligations of such Borrower to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of Holdings under the other provisions of this Holdings Guaranty. Prior to the transfer by Holdings of any note or negotiable instrument evidencing any of the indebtedness of any Borrower to Holdings, Holdings shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, Holdings hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Holdings Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

            16.08 Waiver. (a) Holdings waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against any Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from any Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. Holdings waives any defense based on or arising out of any defense of any Borrower any other guarantor or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of any Borrower, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower other than payment in full of the Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against any Borrower or any other party, or any security, without affecting or impairing in any way the liability of Holdings hereunder except to the extent the Guaranteed Obligations have been paid. Holdings waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Holdings against any Borrower or any other party or any security.

            (b) Holdings waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Holdings Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Holdings assumes all responsibility for being and keeping itself informed of each Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which Holdings assumes and incurs hereunder, and agrees that the Guaranteed Creditors shall have no duty to advise Holdings of information known to them regarding such circumstances or risks.
            (c) Until such time as the Guaranteed Obligations have been paid in full in cash or Cash Equivalents, Holdings hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Holdings Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Guaranteed Creditors against any Borrower or any other guarantor of the Guaranteed Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Borrower or any other guarantor which it may at any time otherwise have as a result of this Holdings Guaranty.

            (d) Holdings warrants and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law of public policy, such waivers shall be effective only to the maximum extent permitted by law.

            16.09 Payment. All payments made by Holdings pursuant to this
      Section 16 shall be made in the respective Applicable Currency in which the Guaranteed Obligations are then due and payable (giving effect, in the circumstances contemplated by Section 1.15, to any conversion occurring pursuant thereto). All payments made by Holdings pursuant to this Section 16 will be made without setoff, counterclaim or other defense, and shall be subject to the provisions of Sections 4.03 and 4.04.

            16.10 Effectiveness. Notwithstanding the foregoing, this Section 16 shall become effective (and thereafter be effective at all times) on and after the consummation of the Exchange Transaction (unless the Exchange Transaction takes the form of the Minority Noteholders Senior Subordinated Notes Exchange Transaction), it being understood and agreed, however, that the term Exchange Transaction as used in this Section 16.10 shall include any such Exchange Transaction described even if same is consummated other than in accordance with the precise requirements of this Agreement.

            149. The Credit Agreement is hereby further amended by adding thereto Exhibits G-1-A, G-2-A, G-3-A, G-4, H-1-A, H-2-A, H-3-A, H-4, I-1-A,
I-2-A, I-3, I-4, O-1 and

P in the forms attached hereto as Exhibits G-1-A, G-2-A, G-3-A, G-4, H-1-A, H-2-A, H-3-A, H-4, I-1-A, I-2-A, I-3, I-4, O-1 and P, respectively.

            150. The Banks hereby agree that upon the occurrence of the Exchange Transaction (so long as the Minimum Senior Subordinated Notes Exchange Condition is satisfied in connection therewith), the Collateral Agent, the Administrative Agent, Holdings and the U.S. Borrower shall be permitted (and are hereby authorized) to enter into an Assignment, Assumption and Contribution Agreement in the form of Exhibit P to the Credit Agreement.

            151. The Banks hereby agree that upon the occurrence of the Exchange Transaction, the Collateral Agent, the Administrative Agent, the Borrowers, the Subsidiary Guarantors, the Mexican Subsidiary and/or the Apollo Obligors, as applicable, shall be permitted (and are hereby authorized) to enter into (i) an amendment and restatement of the U.S. Pledge Agreement substantially in the form of Exhibit G-1-A hereto (with appropriate insertions and deletions), (ii) an amendment and restatement of the Quebec Pledge Agreement substantially in the form of Exhibit G-2-A hereto (with appropriate insertions and deletions), (iii) if the Canadian Pledge Agreement shall have been entered into on or prior to the Exchange Transaction, an amendment and restatement of the Canadian Pledge Agreement substantially in the form of Exhibit G-3-A hereto (with appropriate insertions and deletions), (iv) Mexican Local Law Pledge Agreement substantially in the form of Exhibit G-4 (with appropriate insertions and deletions), (v) an amendment and restatement of the U.S. Security Agreement substantially in the form of Exhibit H-1-A hereto (with appropriate insertions and deletions), (vi) amendments and restatements of the Canadian Security Agreements substantially in the form of Exhibit H-2-A hereto (with appropriate insertions and deletions),
(vii) amendments and restatements of the Canadian Movable Hypothecs substantially in the form of Exhibit H-3-A hereto (with appropriate insertions and deletions), (viii) the Mexican Security Agreement substantially in the form of Exhibit H-4 (with appropriate insertions and deletions), (ix) an amendment to
Exhibit I-1 to the Credit Agreement (U.S. Subsidiaries Guaranties) substantially in the form of Exhibit I-1-A hereto (with appropriate insertions and deletions),
(x) an amendment and restatement of the Canadian Subsidiaries Guaranty substantially in the form of Exhibit I-2-A hereto (with appropriate insertions and deletions), (xi) the Canadian Borrower's Guaranty substantially in the form of Exhibit I-3 (with appropriate insertions and deletions), (xii) Mexican Subsidiaries Guaranty substantially in the form of Exhibit I-4 (with appropriate insertions and deletions), (xiii) an amendment to the Put and Call Agreement substantially in the form of Exhibit O-1 hereto (with appropriate insertions and deletions) and (xiv) such amendments to the Mortgages as they deem necessary and desirable in light of the Exchange Transaction so long as such amendments are consistent with the amendments described in clause (v) hereof. In the event that any Exhibit referred to above in this Section 151 is not attached hereto, the form of such Exhibit shall be required to be in form and substance satisfactory to the Administrative Agent and the Collateral Agent and consistent with the requirements of the Exchange Transaction and the other transactions contemplated by this Amendment.

            152. Exhibit A to the Credit Agreement is hereby amended by deleting the first paragraph of said Exhibit in its entirety and inserting the following new paragraph (including any footnotes) in lieu thereof:

                  "The undersigned, [QUALITY DISTRIBUTION, INC. (f/k/a MTL, Inc.)](1) [QDI, LLC](2) [Levy Transport, Ltd.] (the "Borrower"), refers to the Credit Agreement, dated as of June 9, 1998 and amended and restated as of August 28, 1998 (as so amended and restated and as the same may be further amended, amended and restated, modified or supplemented from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among [Quality Distribution, Inc. (f/k/a MTL, Inc.),](3) [QDI, LLC,](4) [Levy Transport Ltd./Levy Transport Ltee,] the Borrower, certain financial institutions from time to time party thereto (the "Banks"), ABN AMRO Bank N.V., The Bank of Nova Scotia, BHF-Bank Aktiengesellschaft, Creditanstalt Corporate Finance, Inc., Royal Bank of Canada and TransAmerica Business Credit Corporation, as Co-Agents, Salomon Brothers Holding Company Inc, as Documentation Agent, Bankers Trust Company, as Syndication Agent, and you, as Administrative Agent for such Banks, and hereby gives you notice, irrevocably, pursuant to Section 1.03(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03(a) of the Credit Agreement:".

            153. Exhibits B-1, B-2, B-3, B-4, and B-6 of the Credit Agreement are hereby amended by (A) deleting the text "FOR VALUE RECEIVED, MTL, INC., a Florida corporation (the "U.S. Borrower")" appearing in the first paragraph of each said Exhibit and inserting the text (including the related footnotes) "FOR VALUE RECEIVED, [QUALITY DISTRIBUTION, INC. (f/k/a MTL, Inc.), a Florida corporation](5) [QDI, LLC, a Delaware limited liability company](6) (the "U.S. Borrower")" in lieu thereof, (B) deleting the text "among the U.S. Borrower, Levy Transport Ltd./Levy Transport Ltee" appearing in the third paragraph of each such Exhibit and inserting the text (including the related footnotes) "among [QUALITY DISTRIBUTION, INC. (f/k/a MTL, Inc.),](7) the U.S. Borrower, Levy Transport Ltd./Levy Transport Ltee" in lieu thereof and (C) deleting the text "MTL, INC." appearing in the signature block of each said Exhibit and inserting the text (including the related footnotes) "[QUALITY

----------
(1) Bracketed text to be deleted on and after the Qualified Exchange Transaction Date.

(2) Bracketed text to be included on and after the Qualified Exchange Transaction Date.

(3) Brackets to be included at all times on and after the Qualified Exchange Transaction Date and when relevant, prior thereto.

(4) Bracketed text to be included (when relevant) on and after the Qualified Exchange Transaction Date.

(5) Bracketed text to be deleted on and after the Qualified Exchange Transaction Date.

(6) Bracketed text to be included on and after the Qualified Exchange Transaction Date.

(7) Bracketed text to be included on and after the Qualified Exchange Transaction Date.

DISTRIBUTION, INC. (f/k/a MTL, Inc.)](8) [QDI, LLC](9)" in lieu thereof.

            154. Exhibit B-5 of the Credit Agreement is hereby amended by deleting the text "among MTL, Inc., the Canadian Borrower" appearing in the third paragraph in said Exhibit and inserting the text (including the related footnote) "among Quality Distribution, Inc. (f/k/a MTL, Inc.), [QDI, LLC,](10) the Canadian Borrower" in lieu thereof.

            155. Exhibit B-7 of the Credit Agreement is hereby amended by deleting the text "among MTL, Inc., the Canadian Borrower" appearing in the second paragraph in said Exhibit and inserting the text (including the related footnote) "among Quality Distribution, Inc. (f/k/a MTL, Inc.), [QDI, LLC, ](11) the Canadian Borrower" in lieu thereof.

            156. Exhibit B-8 of the Credit Agreement are hereby amended by (A) deleting the text "FOR VALUE RECEIVED, QUALITY DISTRIBUTION, INC. (f/k/a MTL, Inc.), a Florida corporation (the "U.S. Borrower")" appearing in the first paragraph of said Exhibit and inserting the text (including the related footnotes) "FOR VALUE RECEIVED, [QUALITY DISTRIBUTION, INC. (f/k/a MTL, Inc.)](12) [QDI, LLC, a Delaware limited liability company](13) (the "U.S. Borrower")" in lieu thereof, (B) deleting the text "among the U.S. Borrower, Levy Transport Ltd./Levy Transport Ltee" appearing in the third paragraph in said Exhibit and inserting the text (including the related footnote) "among [Quality Distribution, Inc. (f/k/a MTL, Inc.),](14) the U.S. Borrower, Levy Transport Ltd./Levy Transport Ltee" in lieu thereof and (C) deleting the text "QUALITY DISTRIBUTION, INC. (f/k/a/ MTL, Inc.)" appearing in the signature block of said Exhibit and inserting the text (including the related footnotes) "[QUALITY DISTRIBUTION, INC. (f/k/a/ MTL, Inc.)](15) [QDI, LLC](16)" in lieu thereof.

            157. Exhibit C of the Credit Agreement is hereby amended by (A) deleting the text "among MTL, Inc. (the "U.S. Borrower")" appearing in the addressee block of said Exhibit

----------
(8) Bracketed text to be deleted on and after the Qualified Exchange Transaction Date.

(9) Bracketed text to be included on and after the Qualified Exchange Transaction Date.

(10) Bracketed text to be included on and after the Qualified Exchange Transaction Date.

(11) Bracketed text to be included on and after the Qualified Exchange Transaction Date.

(12) Bracketed text to be deleted on and after the Qualified Exchange Transaction Date.

(13) Bracketed text to be included on and after the Qualified Exchange Transaction Date.

(14) Bracketed text to be included on and after the Qualified Exchange Transaction Date.

(15) Bracketed text to be deleted on and after the Qualified Exchange Transaction Date.

(16) Bracketed text to be included on and after the Qualified Exchange Transaction Date.

and inserting the text (including the related footnote) "among Quality Distribution, Inc. (f/k/a MTL, Inc.) [, QDI, LLC](17) (the "U.S. Borrower")" in lieu thereof and (B) deleting the text "MTL, INC." appearing in the signature block of said Exhibit and inserting the text (including the related footnotes) "[QUALITY DISTRIBUTION, INC. (f/k/a MTL, Inc.)](18) [QDI, LLC](19)" in lieu thereof.

            158. Exhibit D of the Credit Agreement is hereby amended by deleting the text "among MTL, Inc." appearing in said Exhibit and inserting the text (including the related footnote) "among Quality Distribution, Inc. (f/k/a MTL, Inc.), [QDI, LLC,](20)" in lieu thereof.

            159. Sections 1 and 2 of Annex I to Exhibit L to the Credit Agreement are hereby amended by deleting said sections in their entirety and inserting the following new sections 1 and 2 in lieu thereof (including the related footnotes):

      "1.  The Borrowers:     [Quality Distribution, Inc. (f/k/a MTL, Inc.)](21)
                              [QDI, LLC](22) (the "U.S. Borrower") and Levy
                              Transport Ltd./Levy Transport Ltee (the
                              "Canadian Borrower" and, together with the U.S.
                              Borrower, the "Borrowers")

       2.  Name and Date of Credit Agreement:

                  Credit Agreement, dated as of June 9, 1998 and amended and restated as of August 28, 1998, among [Quality Distribution, Inc. (f/k/a MTL, Inc.), ](23) the Borrowers, the Banks from time to time party thereto, ABN AMRO Bank N.V., The Bank of Nova Scotia, BHF-Bank Aktiengesellschaft, Creditanstalt Corporate Finance, Inc. and Royal Bank of Canada, as Co-Agents, Salomon Brothers Holding Company Inc, as Documentation Agent, Bankers Trust Company, as Syndication Agent, and Credit Suisse First Boston, as Administrative Agent, as so amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time.".

            160. Exhibit M of the Credit Agreement is hereby amended by deleting the text

----------
(17) Bracketed text to be included on and after the Qualified Exchange Transaction Date.

(18) Bracketed text to be deleted on and after the Qualified Exchange Transaction Date.

(19) Bracketed text to be included on and after the Qualified Exchange Transaction Date.

(20) Bracketed text to be included on and after the Qualified Exchange Transaction Date.

(21) Bracketed text to be deleted on and after the Qualified Exchange Transaction Date.

(22) Bracketed text to be included on and after the Qualified Exchange Transaction Date.

(23) Bracketed text to be included on and after the Qualified Exchange Transaction Date.

"among [MTL, Inc.,]" appearing in the third paragraph of said Exhibit and inserting the text (including the related footnotes) "among [Quality Distribution, Inc. (f/k/a MTL, Inc.), ](24) [QDI, LLC,](25)" in lieu thereof.

            161. Exhibit M of the Credit Agreement is hereby further amended by deleting the definition of "Credit Agreement" contained in Section 1.07 of Annex A to said Exhibit and inserting the following new definition in lieu thereof:

            ""Credit Agreement" shall mean the Credit Agreement, dated as of June 9, 1998 and amended and restated as of August 28, 1998, among Quality Distribution, Inc. (f/k/a MTL, Inc.) [, QDI, LLC](26) (the "U.S. Borrower"), Levy Transport Ltd./Levy Transport Ltee (the "Canadian Borrower" and, together with the U.S. Borrower, collectively, the "Borrowers"), various financial institutions from time to time party thereto (such financial institutions, together with their successors and assigns, and any lenders pursuant to any Credit Agreement referred to below, being herein collectively called the "Banks"), ABN AMRO Bank N.V., The Bank of Nova Scotia, BHF-Bank Aktiengesellschaft, Creditanstalt Corporate Finance, Inc. and Royal Bank of Canada, as Co-Agents, Salomon Brothers Holding Company Inc, as Documentation Agent, Bankers Trust Company, as Syndication Agent, and Credit Suisse First Boston, as Administrative Agent, as the same may be further amended, modified, extended, renewed, restated, supplemented, restructured and/or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers thereunder that are Subsidiaries of the U.S. Borrower or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreements; provided that, with respect to any agreement providing for the refinancing or replacement of indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if
      (i) either (A) all obligations under the Credit Agreement being refinanced or replaced shall be paid in full at the time of such refinancing or replacement, and all commitments and letters of credit issued pursuant to the refinanced or replaced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Banks shall have consented in writing to the refinancing or replacement indebtedness being treated as indebtedness pursuant to the Credit Agreement, (ii) the refinancing or replacement indebtedness shall be permitted to be incurred under the Credit Agreement being refinanced or replaced (if such Credit Agreement is to remain outstanding) and the other Credit Documents then in effect and under the Senior [Subordinated] Secured Notes Documents referred to below (if the Senior [Subordinated] Secured Notes remain outstanding) and (iii) a notice to the effect

----------
(24) Bracketed text to be included on and after the Qualified Exchange Transaction Date.

(25) Bracketed text to be included (when relevant) on and after the Qualified Exchange Transaction Date.

(26) Bracketed text to be included on and after the Qualified Exchange Transaction Date.

      that the refinancing or replacement indebtedness shall be treated as issued under the Credit Agreement shall be delivered by the U.S. Borrower to the Administrative Agent) refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers thereunder that are Subsidiaries of the U.S. Borrower or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreements; provided that with respect to any agreement providing for the refinancing of indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (i) either (A) all obligations under the Credit Agreement being refinanced shall be paid in full at the time of such refinancing, and all commitments and letters of credit issued pursuant to the refinanced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Banks shall have consented in writing to the refinancing indebtedness being treated, along with their indebtedness, as indebtedness pursuant to the Credit Agreement, (ii) the refinancing indebtedness shall be permitted to be incurred under the Credit Agreement being refinanced (if such Credit Agreement is to remain outstanding) and
      (iii) a notice to the effect that the refinancing indebtedness shall be treated as issued under the Credit Agreement shall be delivered by each Borrower to the Administrative Agent.".

            162. Exhibit N of the Credit Agreement is hereby amended by (A) deleting the text "FOR VALUE RECEIVED, MTL, Inc., a Florida corporation (the "Company")" appearing in the first paragraph of said Exhibit and inserting the text "FOR VALUE RECEIVED, QUALITY DISTRIBUTION, INC. (f/k/a MTL, Inc.) (the "Company")" in lieu thereof, (B) inserting the text (including the related footnote) "[QDI LLC,](27)" immediately after the text "among the Company," appearing in the fourth paragraph of said Exhibit and (C) deleting the text "MTL, INC." appearing in the signature block of said Exhibit and inserting the text "QUALITY DISTRIBUTION, INC. (f/k/a/ MTL, Inc.)" in lieu thereof.

            163. Exhibit N of the Credit Agreement is hereby further amended by inserting the text (including the related footnote) "[, QDI LLC](28)" immediately after the text "among the Company" appearing in Section 1.07 of Annex A to said Exhibit.

II.   Acknowledgments and Agreements by U.S. Subsidiary Guarantors.

            1. Each U.S. Subsidiary Guarantor hereby consents to the entering into of this Amendment and agrees to the provisions herein (including Sections 149 and 151 of Part I hereof).

III.  Miscellaneous Provisions.

            1. In order to induce the Banks to enter into this Amendment, each of the U.S. Borrower and the Canadian Borrower hereby represents and warrants that:

----------
(27) Bracketed text to be included on and after the Qualified Exchange Transaction Date.

(28) Bracketed text to be included on and after the Qualified Exchange Transaction Date.

                  (a) no Default or Event of Default exists as of the Fifth Amendment Effective Date, both immediately before and after giving effect to this Amendment; and

                  (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fifth Amendment Effective Date both immediately before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

Upon the occurrence of the Fifth Amendment Effective Date, the Administrative Agent shall give notice to the Banks of the occurrence of the same.

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when each of the following conditions shall have been met to the satisfaction of the Administrative Agent and the Required
Banks:

                           (i) the Borrowers shall have paid to the
                  Administrative Agent and the Banks all fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent and the Banks to the extent then due; and

                           (ii) the U.S. Borrower, the Canadian Borrower, each
                  U.S. Subsidiary Guarantor, the Administrative Agent, the Banks constituting the Required Banks and the Majority Banks of each Tranche of Loans shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

                  6. So long as the Fifth Amendment Effective Date occurs, the U.S. Borrower shall pay to each Bank which has executed a counterpart hereof on or prior to 5:00 P.M. (New York time) on the later to occur of April 5, 2002 or the Fifth Amendment Effective Date, a consent fee equal to 0.25% of the sum of
(x) its Revolving Loan Commitment as in effect on the Fifth Amendment Effective Date and (y) the aggregate principal amount of its Term Loans outstanding on the Fifth Amendment Effective Date. All fees payable pursuant to the immediately preceding sentence shall be paid to the Administrative Agent within one Business Day after the later date specified in the immediately preceding sentence, which fees shall be distributed by the Administrative Agent to the relevant Banks in the amounts specified in the immediately preceding sentence.

                  7. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.



                                   QUALITY DISTRIBUTION INC. (f/k/a MTL, Inc.)



                                   By: /s/ Thomas Finkbiner
                                      ---------------------------------------
                                       Title:  President and CEO



                                   LEVY TRANSPORT LTD./LEVY TRANSPORT LTEE



                                   By: /s/ Thomas Finkbiner
                                      ---------------------------------------
                                       Title:  President



                                   CREDIT SUISSE FIRST BOSTON,
                                       Individually and as Administrative Agent



                                   By: /s/ Robert Hetu
                                      ---------------------------------------
                                       Title:  Director



                                   By: /s/ Mark Heron
                                      ---------------------------------------
                                       Title:  Associate

                                   BANKERS TRUST COMPANY,
                                   Individually and as Syndication Agent



                                   By:/s/ Marguerite Sutton
                                      ---------------------------------------
                                       Title:  Vice President

                                   SALOMON BROTHERS HOLDING
                                      COMPANY INC., as a Lender



                                   By: /s/ F.R. Lowe
                                      ---------------------------------------
                                       Title: Attorney in Fact

                                   THE BANK OF NOVA SCOTIA, as a Lender



                                   By: /s/ William J.G. Brown
                                      ---------------------------------------
                                       Title: Vice President

                                   LASALLE BANK NATIONAL
                                    ASSOCIATION, as a Lender



                                   By: /s/ Michael J. Heenan
                                      ---------------------------------------
                                       Title: Corporate Banking Officer

                                   PB CAPITAL CORPORATION, as a Lender



                                   By: /s/ Andrew L. Shipman
                                      ---------------------------------------
                                       Title: Associate



                                   By: /s/ Jeffrey Frost
                                      ---------------------------------------
                                       Title: Managing Director

                                   COMERICA BANK, as a Lender



                                   By: /s/ Gerald R. Finney Jr.
                                      ---------------------------------------
                                       Title: Vice President

                                   BANK OF TOKYO MITSUBISHI TRUST
                                      COMPANY, as a Lender



                                   By: /s/ Karen A. Brinkman
                                      ---------------------------------------
                                       Title: Vice President

                                   ROYAL BANK OF CANADA, as a Lender



                                   By: /s/ Dustin Craven
                                      ---------------------------------------
                                       Title: Associate

                                   BANK POLSKA KASA OPIEKI,
                                     SA, as a Lender



                                   By: /s/ William G. Reynolds.
                                      ---------------------------------------
                                       Title: Vice President

                                   PRUDENTIAL INSURANCE COMPANY OF
                                     AMERICA, as a Lender



                                   By: /s/ B. Ross Smead
                                      ---------------------------------------
                                       Title: Senior Vice President

                                   BALANCED HIGH-YIELD FUND II,
                                     as a Lender



                                   By: /s/ Kurt Wegleitner
                                      ---------------------------------------
                                       Title: Senior Vice President

                                   MORGAN STANLEY PRIME INCOME
                                     TRUST, as a Lender



                                   By: /s/ Sheila A. Finnerty
                                      ---------------------------------------
                                       Title: Executive Director

                                   AERIES FINANCE-II LTD, as a Lender
                                       By: INVESCO Senior Secured Management,
                                       Inc. As Sub-Managing Agent



                                   By: /s/ Gregory Stoeckle
                                      ---------------------------------------
                                       Title: Authorized Signatory

                                   AIMCO CDO SERIES 2000-A, as a Lender



                                   By: /s/ Jerry D. Zinkula
                                      ---------------------------------------
                                       Title: Authorized Signatory



                                   By: /s/ Patricia W. Wilson
                                      ---------------------------------------
                                       Title: Authorized Signatory

                                   ALL STATE LIFE INSURANCE COMPANY,
                                      as a Lender



                                   By: /s/ Jerry D. Zinkula
                                      ---------------------------------------
                                       Title: Authorized Signatory



                                   By: /s/ Patricia W. Wilson
                                      ---------------------------------------
                                       Title: Authorized Signatory

                                   ARCHIMEDES FUNDING, LLC, as a Lender
                                       By: ING Capital Advisors LLC,
                                       as Collateral Manager



                                   By: /s/ Kurt Wegleitner
                                      ---------------------------------------
                                       Title: Senior Vice President

                                   ARCHIMEDES FUNDING II, LLC, as a Lender
                                       By: ING Capital Advisors LLC, as
                                       Collateral Manager



                                   By: /s/ Kurt Wegleitner
                                      ---------------------------------------
                                       Title: Senior Vice President

                                   ARCHIMEDES FUNDING III, LLC,
                                       as a Lender
                                       By: ING Capital Advisors LLC,
                                       as Collateral Manager



                                   By: /s/ Kurt Wegleitner
                                      ---------------------------------------
                                       Title: Senior Vice President

                                   AVALON CAPITAL LTD. 2, as a Lender
                                       By: INVESCO Senior Secured
                                       Management, Inc. As Portfolio Advisor



                                   By: /s/ Gregory Stoeckle
                                      ---------------------------------------
                                       Title: Authorized Signatory

                                   BRANT POINT CBO 1999-1 LTD,
                                       as Term Lender
                                       By: Sankaty Advisors Inc.,
                                       as Collateral Manager



                                   By: /s/ Diane J. Exter
                                      ---------------------------------------
                                       Title: Managing Director

                                   BRANT POINT II CBO 2000-1 LTD,
                                       as Term Lender
                                       By: Sankaty Advisors Inc.,
                                       as Collateral Manager



                                   By: /s/ Diane J. Exter
                                      ---------------------------------------
                                       Title: Managing Director

                                   CERES FINANCE LTD., as a Lender
                                       By: INVESCO Senior Secured
                                       Management, Inc. As
                                       Sub-Managing Agent



                                   By: /s/ Gregory Stoeckle
                                      ---------------------------------------
                                       Title: Authorized Signatory

                                   ELC (CAYMAN) LTD., as a Lender
                                       By: Institutional Debt Management
                                       as Lender and Collateral Manager



                                   By: /s/ John W. Stelwagon
                                      ---------------------------------------
                                       Title: Managing Director

                                   ELC (CAYMAN) LTD. CDO SERIES 1999-I,
                                       as a Lender
                                       By: Institutional Debt Management
                                       as Lender and Collateral Manager



                                   By: /s/ John W. Stelwagon
                                      ---------------------------------------
                                       Title: Managing Director

                                   ELC (CAYMAN) LTD. 1999-II, as a Lender
                                       By: Institutional Debt Management
                                       as Lender and Collateral Manager



                                   By: /s/ John W. Stelwagon
                                      ---------------------------------------
                                       Title: Managing Director

                                   ELC (CAYMAN) LTD. 1999-III, as a Lender
                                       By: Institutional Debt Management
                                       as Lender and Collateral Manager



                                   By: /s/ John W. Stelwagon
                                      ---------------------------------------
                                       Title: Managing Director

                                   ELC (CAYMAN) LTD. 2000-I, as a Lender
                                       By: Institutional Debt Management
                                       as Lender and Collateral Manager



                                   By: /s/ John W. Stelwagon
                                      ---------------------------------------
                                       Title: Managing Director

                                   APEX (IDM) CDO I, LTD., as a Lender
                                       By: Institutional Debt Management
                                       as Lender and Collateral Manager



                                   By: /s/ John W. Stelwagon
                                      ---------------------------------------
                                       Title: Managing Director

                                   TRYON CLO 2000-I, as a Lender
                                       By: Institutional Debt Management
                                       as Lender and Collateral Manager



                                   By: /s/ John W. Stelwagon
                                      ---------------------------------------
                                       Title: Managing Director

                                   GREAT POINT CLO 1999-1 LTD,
                                       as Term Lender
                                       By: Sankaty Advisors Inc.,
                                       as Collateral Manager



                                   By: /s/ Diane J. Exter
                                      ---------------------------------------
                                       Title: Managing Director

                                   INDOSUEZ CAPITAL FUNDING IIA,
                                       LIMITED, as a Lender
                                       By: Indosuez Capital as
                                       Portfolio Advisor



                                   By: /s/ Andrew Brady
                                      ---------------------------------------
                                       Title: Vice President

                                   INDOSUEZ CAPITAL FUNDING III,
                                       LIMITED, as a Lender
                                       By: Indosuez Capital as
                                       Portfolio Advisor



                                   By: /s/ Andrew Brady
                                      ---------------------------------------
                                       Title: Vice President

                                   INDOSUEZ CAPITAL FUNDING IV,
                                       L.P., as a Lender
                                       By: RBC Leveraged Capital as
                                       Portfolio Advisor



                                   By: /s/ Melissa Marano
                                      ---------------------------------------
                                       Title: Director

                                   KZH ING-2 LLC, as a Lender



                                   By: /s/ Susan Lee
                                      ---------------------------------------
                                       Title: Authorized Agent

                                   KZH STERLING LLC, as a Lender



                                   By: /s/ Susan Lee
                                      ---------------------------------------
                                       Title: Authorized Agent

                                   OASIS COLLATERALIZED HIGH INCOME
                                       PORTFOLIOS-I, LTD., as
                                       a Lender
                                       By: INVESCO Senior Secured
                                       Management, Inc. as Subadvisor



                                   By: /s/ Gregory Stoeckle
                                      ---------------------------------------
                                       Title: Authorized Signatory

                                   SANKATY HIGH YIELD ASSET
                                   PARTNERS, L.P.,  as a Lender



                                   By: /s/ Diane J. Exter
                                      ---------------------------------------
                                       Title: Managing Director

                                   SANKATY HIGH YIELD PARTNERS II, L.P.,
                                         as a Lender



                                   By: /s/ Diane J. Exter
                                      ---------------------------------------
                                       Title: Managing Director

                                   SANKATY HIGH YIELD PARTNERS III, L.P.,
                                        as a Lender



                                   By: /s/ Diane J. Exter
                                      ---------------------------------------
                                       Title: Managing Director

                                   SENIOR DEBT PORTFOLIO, as a Lender
                                       By: Boston Management &
                                       Research as Investment Advisor



                                   By: /s/ Payson F. Swaffield
                                      ---------------------------------------
                                       Title: Vice President

                                   TEXTRON FINANCIAL CORPORATION,
                                       as a Lender



                                   By: /s/ Matthew J. Colgan
                                      ---------------------------------------
                                       Title: Director

                                   TRANSAMERICA LIFE INSURANCE AND
                                       ANNUITY COMPANY, as a Lender



                                   By: /s/ John Bailey
                                      ---------------------------------------
                                       Title: Vice President

                  Each of the undersigned, each being an Assignor under the U.S. Security Agreement, a Pledgor under, and as defined in, the U.S. Pledge Agreement and a U.S. Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Fifth Amendment, hereby consents to the entering into of the Fifth Amendment and agrees to the provisions thereof (including Sections 149 and 151 of Part I thereof and Part II thereof).

                                AMERICAN TRANSINSURANCE GROUP, INC.
                                CAPACITY MANAGEMENT SYSTEMS, INC.
                                CHEMICAL LEAMAN CORPORATION
                                CHEMICAL LEAMAN TANK LINES, INC.
                                CHEMICAL PROPERTIES, INC.
                                CLM, INC.
                                CLT SERVICES, INC.
                                ENVIROPOWER, INC.
                                FLEET TRANSPORT COMPANY, INC.
                                LAKESHORE LEASING, INC.
                                LLI, INC.
                                MEXICO INVESTMENTS, INC.
                                PICKERING WAY FUNDING CORP.
                                POWER PURCHASING, INC.
                                QUALITY CARRIERS, INC.
                                QSI SERVICES, INC.


                                By /s/ Thomas Finkbiner
                                   ---------------------------------------
                                Title: President


                                QUALA SYSTEMS, INC.
                                TRANSPLASTICS, INC.


                                By /s/ Dennis Farnsworth
                                   ---------------------------------------
                                Title: Vice President/Treasurer


                                CLTL OF NEVADA
                                M T L OF NEVADA


                                By /s/ Leo Massey
                                   ---------------------------------------
                                Title:  President

                               [FORMS OF EXHIBITS]